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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5667

Strong Advantage Fund, Inc., on behalf

of the Strong Ultra Short-Term Income Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    October 31, 2004

Strong

Ultra Short-Term Income

Funds

Strong Ultra Short-Term Income Fund

Strong Ultra Short-Term Municipal Income Fund

ANNUAL REPORT    |    October 31, 2004

Strong

Ultra Short-Term Income

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Strong Funds’ investment advisor, Strong Capital Management, Inc. As part of the proposed transaction, SFC sought approval from Fund shareholders at a meeting scheduled for December 10, 2004, on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

Market Update from Lyle J. Fitterer

November 1, 2003, to October 31, 2004

A Surprising Year for Bonds

Back in November 2003, few investors were expecting much from the fixed-income markets. Stocks were surging; the economy was expanding; interest rates, near record lows, seemed to have nowhere to go but up; and bonds had already enjoyed several years of very strong performance.

For many fixed-income investors, however, the past 12 months turned out to be much better than expected. While short-term bond prices fell as the Federal Reserve Board (the Fed) became increasingly likely to — and eventually did — raise overnight interest rates, prices on longer-term bonds, especially those with maturities of five years or longer, actually gained in value.

It’s “Fixed Income 101” that higher interest rates are bad for bonds. So why did long-term bonds do so much better than expected, even as their short-term counterparts lost ground?

To better understand what was driving bond values during the past 12 months, let’s take a closer look at recent events in the economy and fixed-income markets.

The year in review

The period began in challenging fashion for bond owners. Earlier in 2003, investors had been worried about the economy’s potential for deflation, but by November of that year they were far more attuned to the threat of rising prices — both consumer and producer. Their concerns about inflation were being fueled by rapid strengthening in the economy, which expanded at a robust 7.4% pace in the third quarter of 2003. With all signs pointing to steady growth, analysts expected the Fed to raise overnight interest rates for the first time in four years.

After treading water for the next several months, Treasuries began gaining ground in the first quarter of 2004. Even as the economy continued to grow, new hiring remained surprisingly subdued. Also, headline inflation remained under control, even in the face of rising commodity prices. These factors reassured investors, who became increasingly confident that the Fed could afford to keep the federal funds rate at its historically low levels.

That temporary optimism vanished in early April, after the Labor Department reported much-stronger-than-expected job gains for the previous month. Sluggish employment activity had been seen as the last remaining obstacle standing in the way of sustained long-term economic growth. The stock market cheered the favorable jobs data, but bond investors were less enthusiastic. While equity investors see a faster-growing economy as an indication of higher profitability and corporate earnings, bond investors worry that rapid expansion can lead to inflation, which reduces the value of their securities’ income payments. Investors now expected the Fed would implement a more aggressive series of rate increases. The fixed-income markets began a sell-off lasting several months, with prices falling across the board and yields rising accordingly (bond yields and prices move in opposite directions).

The favorable March jobs report was followed by equally strong employment data for April. But thanks in part to continued gains in productivity, by the summer, job creation was trailing projections yet again. Also, inflation was proving less worrisome than originally feared. Despite soaring prices for oil, as well as sustained increases in natural gas, silver, and other commodity values, consumer prices appeared to be under control. In October 2003 the core consumer price index indicated an annual inflation rate of 1.2%. One year later, inflation was 2%, indicating a modest but not alarming pickup.

While the Fed did ultimately raise interest rates a total of 0.75% during the period — initiating rate hikes of 0.25% in June, August, and September — it also emphasized its opinion that economic growth and inflation were manageable and that further interest rate increases could proceed at a “measured” pace.

The Fed’s words reassured nervous bond investors, who had already priced a series of rate hikes into the market. The extent of their reassurance could be seen in the “flattening” of the yield curve (a graphical representation of bond yields of varying maturities) during the period. Between November 1, 2003, and October 31, 2004, the yield on the 2-year U.S. Treasury bond rose 0.75%, in line with the Fed’s rate hikes. By contrast, the 10-year Treasury bond began the period offering a yield of 4.30%. That yield fell as low as 3.68% in March and settled at 4.05% by the end of October 2004.

Short-term rates are heavily influenced by what the Fed is doing now, but longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future. With inflation and job growth seemingly under control, long-term-bond investors were betting that the Fed could afford to be patient in raising interest rates. Against this backdrop, bonds with maturities of more than five years generally enjoyed a decent year of performance.

Searching for yield

A parallel theme during the year was bond investors’ continuing search for yield. With interest rates at such low levels, even after the Fed lifted rates, bond investors looked for ways to squeeze some additional income out of their portfolios. As their confidence increased in the economic recovery, they became increasingly willing to take on risks to generate higher yields.

…longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future.

Accordingly, some of the asset classes that had lagged during the economic downturn prior to 2003 were more recently some of the market’s best performers. During the past 12 months, the fixed-income market’s “risk sectors” generally outperformed Treasuries by a wide margin. Corporate, mortgage, emerging market, and lower-rated bonds all enjoyed strong gains, as did longer bonds relative to shorter ones. Investors across the board were paid for taking on additional risk. By the end of October 2004, credit spreads had narrowed to their tightest levels in six years, indicating the exceptional relative demand for higher-yielding bonds.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets. But we think there are a number of good reasons to be cautious. The Fed is expected to continue raising rates, a process that could accelerate if economic growth or inflation increase faster than expected. Also, corporate and high-yield bonds are currently offering yields near their long-term historic lows, making them especially vulnerable to any bad economic news. If the economy shows signs of slowing and fixed-income market volatility picks up, credit spreads could start to widen. Although we believe there’s no reason why yields can’t remain low for months, even years, the likelihood of a downturn clearly has increased.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets.

What happens to the value of the dollar could also have a significant impact on bond values. The United States currently is facing huge budget and trade deficits, raising the risk that demand for U.S. debt could decrease and drive down bond prices by putting upward pressure on U.S. Treasury rates. However, as long as the Fed believes inflation is under control, it may keep short-term interest rates low to help reduce the trade deficit. Low interest rates would likely continue to depress the dollar, which in turn would stimulate the economy by making American products more attractive overseas. Under such a scenario, a pause may occur in the trend towards a flatter yield curve as short-term Treasury rates, which are more closely linked to the federal funds rate, stay at artificially low levels while longer-term rates increase on inflation fears.

A look forward

All of this adds up to more uncertainty, which we believe makes it as important as ever to ensure that your portfolio remains well diversified. In recent years, many fixed-income investors, fearing rising rates, have loaded up on money market funds and very short-term bonds to protect their assets from the threat of rising rates. But by trying to anticipate rate movements, those investors may have missed out on decent total returns from long-term bonds.

If you’re investing for the medium or long term, you may want to consider owning some short-term bond funds to protect yourself against higher interest rates, but also some intermediate- and long-term bond funds to maintain a higher level of income and also as a hedge against unexpected market events. Some investors may also benefit from funds that can invest in Treasury Inflation Protected Securities, also known as TIPS. As with all bonds, TIPS can lose value, but because their principal amount is reset regularly with inflation, they can be valuable for investors looking to keep pace with rising costs of living. While there’s no one-size-fits-all solution that’s right for every investor, we all can benefit from owning a diversified portfolio designed to earn a steady return while reducing overall volatility.

We thank you for your continued confidence in Strong and look forward to helping you meet your financial goals.

Lyle J. Fitterer

Head of Fixed Income

Strong Capital Management, Inc.

Strong Ultra Short-Term Income Fund

The Strong Ultra Short-Term Income Fund earned a total return of 1.71% for the 12 months ending October 31, 2004. This result exceeded the 1.08% return of the Fund’s benchmark, the Citigroup 1-Year Treasury Benchmark-on-the-Run Index. The Fund’s relative performance was helped by a number of factors, including a favorable environment for corporate bonds; low volatility in interest rates, which benefited mortgage-backed securities; and a flatter yield curve.

Duration management

As short-term interest rates rose during the period, intermediate- and long-term rates trended downward. The bond market was supported by benign inflation data, despite a disturbing surge in energy costs. Geopolitical concerns and uncertainty prior to the U.S. elections also supported bond prices.

During the first six months of the period, we generally kept the portfolio’s duration — its sensitivity to changes in interest rates — to be at or above our benchmark. This stance allowed us to capture incremental yield. In the second half of the period, strong economic data encouraged the Federal Reserve Board to initiate a series of hikes in the overnight federal funds rate. We initially were surprised at the rapid rise in short-term bond yields but then moved deliberately to reduce the portfolio’s duration.

By the time the Fed raised the overnight rate for the first time in June, bond investors had already priced in a series of rate increases for the rest of 2004. Indeed, few people were surprised when the Fed voted to raise overnight rates by 0.25% in August and by another 0.25% in September. By period end, the federal funds rate stood at 1.75%.

Positioning decisions

Throughout the past 12 months, we used multiple strategies to add value for the Fund’s shareholders. For the first half of the Fund’s fiscal year, we focused on the corporate bond and mortgage-backed securities markets in an effort to collect extra yield. Our corporate investments included an allocation to short-duration, high-yield bonds. Because these securities carry credit ratings below BBB, they generally offer higher yields than medium- and high-quality bonds of similar duration. For the Fund’s mortgage-backed investments, we looked for value in pools of adjustable-rate mortgages, home equity loans, and highly seasoned pass-through securities (securities backed by a collection of assets).

Morningstar® Style Box™*

In the second half of the fiscal year, we concluded that effective duration and yield curve management had become more important as interest rates were poised to rise. We trimmed the Fund’s interest rate sensitivity and positioned the portfolio to benefit from a flattening yield curve. Although this repositioning was generally successful, in hindsight the Fund would have benefited even more by embarking on it a few weeks sooner.

With the Fed having telegraphed its intention to continue raising rates at a “measured pace,” we sought to decrease the portfolio’s yield volatility by emphasizing mortgage-backed, asset-backed, and callable notes over traditional “bullet” maturities. A “bullet” maturity structure refers to a bond, which has a single discreet date for return of principal. In contrast, callable bonds may experience return of principal prior to maturity, while mortgage-backed and asset-backed securities typically receive principal in stages over a period of many months or years. A reduction in market volatility tends to favor these structures because the probability of receiving a principal payment at an inopportune time (following a big decline in rates, for example) is reduced.

As the Fed pushed overnight interest rates higher at successive meetings, we sought opportunities to maintain an attractive yield while keeping the Fund’s duration modest. For example, we looked to increase our emphasis on floating-rate securities in both the mortgage and corporate sectors. Floating-rate bonds are less sensitive to rate movements because their coupon payments are regularly reset in line with a benchmark interest rate. In a rising interest-rate environment these securities will typically experience less downward price pressure than comparable fixed rate bonds.

Finally, the Fund made use of exchange-traded futures to manage the portfolio’s exposure to changes in interest rates and the yield curve. Outside of the futures market, we made only limited use of derivative instruments in the management of the Fund.

Maintaining our strategy

We are looking for current macroeconomic conditions — characterized by robust economic growth, low inflation, and strong corporate profits — to continue. We expect the Fed to follow through with a series of interest rate hikes, an expectation that largely has already been reflected in bond prices. Although it is always challenging to manage a bond fund through a cycle of short-term interest rate increases, we expect many opportunities to add value to the portfolio through careful duration management, yield curve positioning, sector weightings, and individual security decisions.

Thank you for your investment in the Strong Ultra Short-Term Income Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	53.4%
AA	11.1%
A	13.5%
BBB	18.4%
BB	2.9%
CCC	0.2%
D	0.1%
Other	0.4%

Total	100.0%

Effective duration[1]	0.6 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Ultra Short-Term Income Fund

Growth of an Assumed $10,000 Investment†

From 11-25-88 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Citigroup 1-Year Treasury Benchmark-on-the-Run Index (“Citigroup 1-Year Treasury Index”) and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is the return of the newly issued (on-the-run) 1-year Treasuries each month (auctioned monthly). It is determined by taking the 1-year T-bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-year T-Bill. The Lipper Ultra Short Obligation Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

Top Issuers3

Percent of Net Assets, as of 10-31-04

FNMA Guaranteed Mortgage Investment Pass-Thru Certificates	13.4%
FHLMC Guaranteed Mortgage Investment Pass-Thru Certificates	3.1%
General Electric Capital Corporation	2.1%
GNMA Guaranteed Mortgage Investment Pass-Thru Certificates	1.8%
Northern Trust Capital	1.7%
Green Tree Home Improvement Loan Trust Equity Loan Certificates	1.7%
Sutter Real Estate CBO, Inc.	1.5%
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Thru Certificates	1.5%
Residential Finance LP/Residential Finance De Corporation Real Estate Certificates	1.4%
Duke Funding I, Ltd.	1.2%

Top Ten	29.4%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	2.99%

Advisor Class[4,5]
30-day annualized yield	2.71%

Institutional Class[4,6]
30-day annualized yield	3.40%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	1.71%
5-year	3.38%
10-year	4.69%
Since Fund Inception (11-25-88)	5.87%

Advisor Class[4,5]
1-year	1.45%
5-year	3.03%
10-year	4.33%
Since Fund Inception (11-25-88)	5.51%

Institutional Class[4,6]
1-year	2.19%
5-year	3.82%
10-year	4.92%
Since Fund Inception (11-25-88)	6.02%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

Please keep in mind that the Fund is subject to interest rate risk — generally, when interest rates rise, its share price declines.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.93% for Investor Class shares, 2.57% for Advisor Class shares, and 3.34% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

[6]	The performance of the Institutional Class shares prior to 8/31/99 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[7]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Ultra Short-Term Municipal Income Fund

During the past 12 months, the Strong Ultra Short-Term Municipal Income Fund performed in line with its broad-based benchmark, the Lehman Brothers Municipal 1 Year Bond Index. The Fund posted a return of 1.30%, while the index gained 1.25%. The Fund also outperformed the 0.48% return of the Lipper Tax-Exempt Money Market Funds Average. The portfolio’s relatively high level of income helped make up for the Fund’s slight decline in net asset value during the period.

Uncertainty fueled volatility

Interest rates were fairly volatile during the year in response to shifting and often contradictory signals about economic growth, inflation, fiscal policy, and geopolitical events. Strong economic growth early in the period gave way to more moderate growth. Commodity prices — historically an indicator of inflation — moved higher, but broader inflation indicators posted only small increases. After leaving interest rates unchanged, the Federal Reserve Board began to raise rates in June. A heated U.S. political campaign, coupled with setbacks in Iraq, caused further uncertainty.

Rate volatility prompted duration moves

The Fund entered the year with a duration — a measurement of an investment’s sensitivity to interest rate changes — that was below our benchmark. We based this stance on our view that economic growth would remain fairly strong. Later, we further reduced duration by selling some municipal holdings and Treasury note futures. Initially, that worked against us as rates continued to move lower. However, our strategy was rewarded after strong economic reports in March and April caused investors to quickly push interest rates higher. As the bond market sell-off continued and Treasuries declined more quickly than municipals, we cut the Fund’s short position in Treasury note futures while maintaining the Fund’s relative interest-rate exposure with view that the Fed would continue to raise rates. To maintain the Fund’s duration, we sold one- to three year-bonds, and replaced them with floating rate bonds or bonds with maturities between zero and one year.

Morningstar® Style Box™*

Credit quality remained constant

Entering the period, we favored revenue and other lower-quality holdings based on our view that they would benefit from robust economic growth. We also had increased the Fund’s exposure to California and New York general obligation bonds, expecting that the bonds would benefit if tax receipts rose in response to better economic activity. We were rewarded on both counts, and our focus on these bonds boosted the Fund’s first-half returns. California bonds were boosted by a credit rating upgrade, while New York bonds benefited from improved creditworthiness as the state and national economies improved. In New York, we purchased several revenue- and tax-anticipation notes for local communities or school districts. Most of these bonds, as well as similar bonds issued in other states, are rated BBB, but historically these have had much better credit default characteristics than many of the corporate-backed bonds that we have sold. The Fund’s overall credit quality remained at “A”.

More recently, we’ve taken advantage of strong pricing for lower-quality bonds to reduce the Fund’s stake in them. As lower-quality bonds strengthened, yield spreads tightened — meaning the incremental yield that investors are paid to own lower-quality bonds — declined dramatically by period end. The Fund’s stake in revenue bonds dropped from about 54.3% at the beginning of the period to 47% at the end of it. Strong relative performance and declining yield spreads also prompted us to sell some healthcare and corporate-backed (IDR/PCR) bonds. Proceeds from these sales generally were reinvested in insured and general obligation bonds. We made some progress in our goal of selling/liquidating select multifamily housing bonds, however, declining fundamentals on several of the projects we held caused valuations to decline and this continued to have a negative effect on the Fund’s performance.

The outlook ahead

Our forecast calls for continued bond market volatility until we see a better indication of where the U.S. economy is headed. But with the Fed seemingly on a path toward measured interest rate hikes, we currently plan to maintain a duration that is below the Fund’s broad-based benchmark. In terms of credit quality, we’re taking a somewhat cautious approach to lower-quality bonds, given their historically low levels of incremental yield over higher-quality bonds. However, we believe that certain parts of the lower-quality marketplace continue to offer value, including selected securities in the Indian gaming, health care, corporate-backed and tobacco sectors. As long as the Fed continue to push short-term interest rates higher, we’re likely to favor floating rate bonds — whose interest payments adjust with interest rates — over one- to three-year fixed-rate securities in anticipation that floating rate securities will outperform.

Thank you for your investment in the Strong Ultra Short-Term Municipal Income Fund.

Lyle J. Fitterer

Portfolio Co-Manager

Mary-Kay Bourbulas

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	22.3%
AA	13.7%
A	26.2%
BBB	30.9%
BB	5.4%
B	1.0%
CC	0.2%
Other	0.3%

Total	100.0%

Effective duration[1]	0.7 years
Average quality rating[2]	A

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Ultra Short-Term Municipal Income Fund

Growth of an Assumed $10,000 Investment†

From 11-30-95 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

New York	12.36%
Illinois	10.16%
California	8.46%
Massachusetts	4.50%
Louisiana	4.41%
Pennsylvania	4.12%
Florida	3.99%
Colorado	3.67%
Missouri	3.62%
Texas	2.91%

Top States	58.20%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	2.21%

Advisor Class[4,5]
30-day annualized yield	1.77%

Institutional Class[4,6]
30-day annualized yield	2.52%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	1.30%
5-year	2.71%
Since Fund Inception (11-30-95)	3.51%

Advisor Class[4,5]
1-year	0.90%
5-year	2.26%
Since Fund Inception (11-30-95)	3.04%

Institutional Class[4,6]
1-year	1.65%
5-year	3.00%
Since Fund Inception (11-30-95)	3.68%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.17% for Investor Class shares, 1.66% for Advisor Class shares, and 2.48% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[6]	The performance of the Institutional Class shares prior to 7/31/00 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[7]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

YOUR FUND’S EXPENSES	October 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

						Actual				Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Ultra Short-Term Income Fund	Investor Institutional Advisor	0.84 0.38 1.10	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,008.10 1,009.30 1,005.70	$ $ $	4.24 1.92 5.55	$ $ $	1,020.91 1,023.23 1,019.61	$ $ $	4.27 1.93 5.58
Strong Ultra Short-Term Municipal Income Fund	Investor Institutional Advisor	0.73 0.38 1.12	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,008.90 1,010.70 1,006.90	$ $ $	3.69 1.92 5.65	$ $ $	1,021.47 1,023.23 1,019.51	$ $ $	3.71 1.93 5.69

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2004

STRONG ULTRA SHORT-TERM INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 20.5%
Allfirst Preferred Capital Trust Subordinated Floating Rate Capital Trust Enhanced Securities, 3.57%, Due 7/15/29	$5,000,000	$5,073,595
Altria Group, Inc. Notes, 6.375%, Due 2/01/06 (l)	3,378,000	3,488,072
Ball Corporation Senior Notes, 7.75%, Due 8/01/06	3,100,000	3,340,250
Cendant Corporation Notes, 6.875%, Due 8/15/06 (l)	4,535,000	4,833,870
Central Fidelity Capital Trust I Floating Rate Notes, Series A, 3.07%, Due 4/15/27	7,500,000	7,546,935
Citizens Communications Company Debentures, 7.60%, Due 6/01/06	15,000	15,975
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	5,805,000	6,269,400
Clear Channel Communications, Inc. Senior Notes, 6.00%, Due 11/01/06 (l)	13,200,000	13,859,248
Comcast Corporation Senior Notes, 8.375%, Due 11/01/05	5,775,000	6,093,318
Comcast Corporation Senior Subordinated Notes, 10.50%, Due 6/15/06	1,000,000	1,110,039
Commonwealth Bank of Australia Subordinated Yankee Floating Rate Notes, Series B, 2.415%, Due 6/01/10	7,000,000	6,988,674
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	5,235,000	5,584,091
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	3,850,000	4,152,664
Credit Suisse First Boston USA, Inc. Notes, 4.625%, Due 1/15/08 (l)	7,500,000	7,770,510
European Investment Bank Yankee Notes, 3.00%, Due 6/16/08 (l)	3,840,000	3,850,894
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06 (l)	1,750,000	1,762,513
First Maryland Capital I Variable Rate Subordinated Capital Income Securities, 3.07%, Due 1/15/27	9,500,000	9,393,192
Ford Motor Credit Company Notes, 6.50%, Due 1/25/07 (l)	6,850,000	7,200,713
France Telecom Variable Rate Yankee Notes, 7.95%, Due 3/01/06 (l)	6,680,000	7,108,729
GPU, Inc. Debentures, 7.70%, Due 12/01/05	4,690,000	4,916,822
General Electric Capital Corporation Notes, 5.375%, Due 3/15/07 (l)	28,985,000	30,509,814
General Motors Acceptance Corporation Floating Rate Notes, 3.02%, Due 7/16/07 (l)	4,815,000	4,787,420
General Motors Acceptance Corporation Notes, 6.75%, Due 1/15/06	2,270,000	2,349,974
HCA, Inc. Notes, 7.125%, Due 6/01/06	5,000,000	5,246,690
HSB Capital I Floating Rate Securities, Series B, 2.98%, Due 7/15/27	9,000,000	8,867,475
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes, 7.875%, Due 12/15/05	4,500,000	4,736,250
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	4,600,000	4,866,993
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	6,275,000	6,740,567
Huntington Capital I Variable Rate Capital Income Securities, 2.38%, Due 2/01/27	2,000,000	1,907,494
Illinova Corporation First Mortgage Bonds, 11.50%, Due 12/15/10 (l)	$7,450,000	$8,839,365
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10 (l)	5,820,000	6,328,703
Liberty Media Corporation Variable Rate Senior Notes, 3.38%, Due 9/17/06	2,890,000	2,923,553
Morgan Stanley Notes, 5.80%, Due 4/01/07 (l)	10,500,000	11,154,717
NTC Capital I Floating Rate Bonds, 2.59%, Due 1/15/27	820,000	793,022
NTC Capital Trust II Floating Rate Capital Securities, 2.66%, Due 4/15/27	12,305,000	11,999,012
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	7,000,000	7,338,800
Park Place Entertainment Corporation Senior Notes, 8.50%, Due 11/15/06	3,845,000	4,248,725
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	2,830,000	2,975,038
Pioneer Natural Resources Company Senior Notes, 6.50%, Due 1/15/08 (l)	6,700,000	7,283,758
Preferred Term Securities III, Ltd./Preferred Term Securities III, Inc. Floating Rate Mezzanine Yankee Notes, 4.5938%, Due 8/07/31 (b)	2,428,657	2,448,390
Prudential Financial, Inc. Senior Notes, 4.104%, Due 11/15/06 (l)	4,000,000	4,075,400
Schuler Homes Guaranteed Notes, 9.375%, Due 7/15/09	1,925,000	2,098,250
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07 (l)	6,495,000	7,185,717
Star Capital Trust I Floating Rate Securities, 2.645%, Due 6/15/27	5,000,000	4,928,810
SunTrust Capital III Floating Rate Bonds, 2.53%, Due 3/15/28	4,500,000	4,340,525
TeleCorp PCS, Inc. Senior Subordinated Notes, 10.625%, Due 7/15/10	5,790,000	6,398,031
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	6,165,000	6,777,955
Tritel PCS, Inc. Senior Subordinated Notes, 10.375%, Due 1/15/11	2,677,000	3,039,974
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06 (l)	7,100,000	7,038,109

Total Corporate Bonds (Cost $289,503,182)		292,588,035

Non-Agency Mortgage & Asset-Backed Securities 40.1%
Aames Mortgage Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-1, Class M1, 2.6125%, Due 10/25/33	8,700,000	8,683,348
Accredited Mortgage Loan Trust Variable Rate Pass-Thru Certificates, Series 2004-3, Class 1A2, 3.44%, Due 10/25/34	10,958,000	10,946,015
Airplanes Pass-Thru Trust Floating Rate Subordinated Refinancing Certificates, Series 1R, Class B, 2.62%, Due 3/15/19 (h) (k)	20,193,908	3,231,025
Asset Backed Securities Corporation Home Equity Loan Trust Interest Only Asset-Backed Certificates, Series 2003-HE6, Class AIO, 4.00%, Due 11/25/33	14,541,547	412,587

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates:
Series 1995-D1, Class A1, 7.59%, Due 7/11/27	$4,393,483	$4,612,758
Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	6,527,531	6,808,388
Banc of America Commercial Mortgage, Inc. Interest Only Asset-Backed Certificates, Series 2001-PB1, Class XP, 1.5253%, Due 5/11/35 (b)	37,285,294	3,080,727
Banc of America Large Loan, Inc. Variable Rate Pass-Thru Certificates, Series 2003-BBA2,Class F, 2.77%, Due 11/15/15 (b)	5,016,201	5,075,768
Bank One Issuance Trust Floating Rate Notes, Series 2004-B1, Class B1, 2.19%, Due 3/15/12	10,000,000	10,027,100
Bear Stearns Structured Products, Inc. Principal Only Notes, Series 2003-2, Class A, Zero %, Due 6/25/29 (Acquired 7/11/03; Cost $1,970,782) (b) (h)	2,096,576	2,000,265
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 2.5825%, Due 3/25/34	9,616,821	9,634,852
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 2.5325%, Due 5/25/33	7,400,000	7,400,074
Citicorp Mortgage Securities, Inc. Real Estate Mortgage Investment Conduit Variable Rate Pass-Thru Certificates, Series 1992-7, Class A-1, 3.2741%, Due 3/25/22 (h)	866,821	884,816
Clydesdale CBO I, Ltd./Clydesdale CBO I, Inc. Senior Secured Floating Rate Bonds, Series 1A, Class A1, 2.70%, Due 3/25/11 (Acquired 3/05/99; Cost $1,689,768) (b) (h)	1,689,768	1,691,880
Collateralized Mortgage Obligation Trust Bonds, Series 66, Class Z, 8.00%, Due 9/20/21	911,784	913,383
Commercial Mortgage Acceptance Corporation Pass-Thru Certificates, Series 1997-ML1, Class A-1, 6.50%, Due 12/15/30	2,897,395	2,897,478
ContiSecurities Residual Corporation ContiMortgage Net Interest Margin Notes, Series 1997-A, 7.23%, Due 7/16/28 (h)	5,077,872	793
Countrywide Alternative Loan Trust, Inc. Interest Only Mortgage Pass-Thru Certificates, Series 2004-J9, Class 1AI0, 1.40%, Due 3/25/07	231,500,000	3,092,696
Countrywide Alternative Loan Trust, Inc. Mortgage Pass-Thru Certificates, Series 2004-J8, Class 4A1, 6.00%, Due 2/25/17	3,276,138	3,412,494
Countrywide Home Equity Loan Trust Variable Rate Asset-Backed Notes, Series 2004-I, Class A, 2.13%, Due 2/15/34	3,645,000	3,643,149
Countrywide Home Loans, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-HYB1, Class 2A1, 4.5573%, Due 6/19/31	1,959,741	2,001,385
Series 2002-HYB2, Class 1A1, 4.7058%, Due 9/19/32	$493,628	$498,818
Series 2004-20, Class 3A1, 3.205%, Due 9/25/34	3,225,857	3,334,730
Countrywide Variable Rate Asset-Backed Certificates, Series 2004-7, Class AF1, 2.1325%, Due 10/25/22	7,330,865	7,332,331
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-C2, Class A-2, 6.52%, Due 1/17/35	15,632,452	15,874,002
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Certificates, Series 2001-CKN5, Class ACP, 1.9364%, Due 9/15/34 (b)	90,200,000	6,570,917
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Pass-Thru Certificates (b):
Series 2001-CF2, Class A-CP, 1.1664%, Due 2/15/34	81,000,000	3,040,664
Series 2001-CK1, Class A-CP, 1.0261%, Due 12/16/35	115,383,000	3,722,602
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2001-CK6, Class ACP, 0.9332%, Due 8/15/36	100,000,000	3,542,969
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Pass-Thru Certificates (b):
Series 2003-TF2A, Class E, 2.82%, Due 11/15/14	4,000,000	4,014,724
Series 2003-TF2A, Class F, 2.97%, Due 11/15/14	3,000,000	2,999,997
DLJ Commercial Mortgage Corporation Pass-Thru Certificates, Series 2000-CF1, Class A1A, 7.45%, Due 6/10/33	8,895,483	9,282,381
DLJ Mortgage Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates (h):
Series 1990-2, Class A, 3.5957%, Due 1/25/22	1,184,744	1,183,250
Series 1991-3, Class A1, 3.3840%, Due 2/20/21	240,409	239,158
Deutsche Alt-A Securities, Inc. Interest Only Mortgage Pass-Thru Certificates, Series 2003-4XS, Class AIO, 4.50%, Due 11/25/05	18,496,800	364,156
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Interest Only Pass-Thru Certificates, Series 2004-2, Class AIO, 4.50%, Due 2/25/06	19,236,000	637,193
Duke Funding I, Ltd. Floating Rate Bonds, Series 1A, Class A, 2.21%, Due 11/10/30 (b)	18,500,000	17,783,125
Eastman Hill Funding 1, Ltd. Interest Only Bonds, Series 1A, Class A2, 0.834%, Due 9/29/31 (Acquired 6/27/01; Cost $7,983,075) (b) (h)	173,700,564	6,079,520
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	9,984,158	9,968,557

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Equipment Pass-Thru Investment Certificates Trust Floating Rate Senior Certificates (b) (h) (k):
Series 1996-1, Class B, Zero %, Due 9/25/09 (Acquired 7/01/96; Cost $ 4,843,438)	$4,843,437	$508,561
Series 1996-1, Class C, Zero %, Due 9/25/09 (Acquired 6/28/96; Cost $ 1,334,684)	1,314,960	19,724
First Franklin Mortgage Loan Variable Rate Asset-Backed Certificates, Series 2000-FF1, Class M1, 2.4825%, Due 9/25/30	2,646,917	2,649,736
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 2.2912%, Due 11/16/07 (b)	5,500,000	5,503,652
GE Capital Commercial Mortgage Corporation Interest Only Variable Rate Pass-Thru Certificates (b):
Series 2001-1, Class X-2, 0.9536%, Due 5/15/33	140,073,600	4,380,101
Series 2001-2, Class X-2, 1.0123%, Due 8/11/33	181,365,889	7,339,651
GMAC Commercial Mortgage Securities, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 0.6862%, Due 4/15/34 (b)	131,400,000	3,610,239
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	8,831,229	9,454,267
GS Mortgage Securities Corporation II Variable Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-CCT, Class C, 2.47%, Due 12/15/09 (b)	5,360,000	5,357,997
GS Mortgage Securities Corporation Variable Rate Asset-Backed Certificates, Series 2004-7, Class AV1, 2.1125%, Due 6/25/34	2,571,496	2,571,496
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates:
Series 2004-4, Class 1AF, 2.31%, Due 6/25/34 (b)	10,665,000	10,655,002
Series 2004-4, Class 2A1, 4.239%, Due 6/25/34 (b)	10,665,000	10,906,629
Series 2004-4, Class 2A2, 5.216%, Due 4/25/32	14,506,437	14,722,966
Green Tree Home Equity Loan Trust Pass-Thru Certificates, Series 1999-C, Class M1, 7.77%, Due 7/15/30	2,803,866	2,844,365
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates:
Series 1998-E, Class M-1, 6.93%, Due 7/15/28	17,185,795	17,873,227
Series 1998-E, Class M-2, 7.27%, Due 6/15/28	6,500,000	6,605,272
Greenwich Capital Trust I Variable Rate Pass-Thru Certificates, Series 1991-B1, Class A, 3.0699%, Due 2/15/21 (Acquired 3/04/97; Cost $5,676,211) (b) (h)	5,454,261	5,574,964
Home Equity Asset Trust Variable Rate Pass-Thru Certificates:
Series 2003-6, Class M1, 2.6325%, Due 2/25/34	$12,000,000	$12,037,128
Series 2003-7, Class M1, 2.5825%, Due 3/25/34	8,200,000	8,212,931
Housing Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1992-8, Class E, 3.922%, Due 6/25/24	600,394	593,323
IMPAC Secured Assets Corporation Interest Only Mortgage Pass-Thru Certificates:
Series 2003-3, Class AIO, 5.75%, Due 1/25/06	17,600,000	794,750
Series 2004-1, Class AIO, 4.50%, Due 2/25/06	14,986,063	468,314
Indymac Index Mortgage Loan Trust Variable Rate Interest Only Pass-Thru Certificates, Series 2004-AR8, Class AX1, 0.80%, Due 11/25/34	419,557,795	5,354,816
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	248,861,000	8,694,009
Merrill Lynch Credit Corporation Floating Rate Mortgage Loan Asset-Backed Pass-Thru Certificates, Series 1996-C, Class B, 3.12%, Due 9/15/21 (Acquired 5/09/97; Cost $2,816,542) (b) (h)	3,233,443	2,649,402
Merrill Lynch Credit Corporation Senior Subordinated Variable Rate Mortgage Pass-Thru Certificates, Series 1995-A, Class A-5, 3.1511%, Due 6/15/20 (h)	3,473,608	3,532,518
Morgan Stanley Capital ABS I, Inc. Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-NC10, Class M1, 2.6125%, Due 10/25/33	9,500,000	9,529,688
Morgan Stanley Mortgage Trust Interest Only Variable Rate Collateralized Mortgage Obligation, Series 35, Class 35-2, 12,761.00%, Due 4/20/21 (h)	3,806	60,898
Oakwood Mortgage Investors, Inc. Pass-Thru Certificates Series 1996-C, Class A5, 7.35%, Due 4/15/27 (h)	3,703,370	3,887,298
Preferred Term Securities XV Variable Rate Yankee Notes, 3.4444%, Due 9/26/34 (b)	7,245,000	7,245,000
Provident CBO I, Ltd. Senior Secured Floating Rate Bonds, Series 1A, Class A1, 2.65%, Due 12/09/10 (b)	2,812,893	2,819,925
Prudential Home Mortgage Securities Company Variable Rate Mortgage Pass-Thru Certificates:
Series 1988-1, Class A, 3.6248%, Due 4/25/18	85,730	87,543
Series 1995-A, Class 2B, 8.73%, Due 3/28/25 (b)	101,093	101,006
Renaissance Home Equity Loan Trust Variable Rate Asset-Backed Certificates, Series 2004-3, Class AF1, 2.1525%, Due 11/25/34	4,910,143	4,910,143

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Resecuritization Mortgage Trust Variable Rate Certificates, Series 1998-B, Class A, 2.19%, Due 4/26/21 (b)	$258,755	$256,167
Residential Asset Mortgage Products, Inc. Asset-Backed Pass-Thru Certificates, Series 2003-RZ5, Class A2, 3.18%, Due 3/25/27	2,765,000	2,758,828
Residential Asset Securities Corporation Floating Rate Certificates, Series 2001-KS1, Class AII, 2.1675%, Due 3/25/32	2,694,881	2,696,565
Residential Asset Securities Corporation Mortgage Pass-Thru Certificates, Series 1998-KS3, Class AI7, 5.98%, Due 10/25/29	2,915,014	2,968,602
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 2.5625%, Due 10/25/33	9,125,000	9,127,852
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates (b):
Series 2003-C, Class B-3, 3.2581%, Due 9/10/35	12,318,133	12,533,700
Series 2003-C, Class B-4, 3.4581%, Due 9/10/35	7,883,605	8,021,568
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1990-2, Class A, 3.3896%, Due 11/25/20	1,905,671	1,904,059
Sequoia Mortgage Trust Mortgage Adjustable Rate Pass-Thru Certificates, Series 8, Class 3A, 3.115%, Due 8/20/32	10,990,011	10,990,011
South Street CBO 2000-1, Ltd./South Street CBO 2000-1 Corporation Floating Rate Notes, Series 2000-1, Class A2L, 2.0287%, Due 5/30/12 (b)	16,000,000	15,970,000
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.8825%, Due 4/25/33	15,000,000	15,081,445
Structured Asset Mortgage Investments, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-4, Class A-1, 9.219%, Due 10/25/24	17,566,008	18,877,969
Series 2001-4, Class A-2, 9.648%, Due 10/25/24	2,712,553	2,877,002
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates:
Series 1998-2, Class A, 2.1925%, Due 2/25/28	1,768,605	1,769,711
Series 1998-RF1, Class A, 8.7448%, Due 4/15/27 (b)	9,040,070	9,576,119
Series 1998-RF2, Class A, 8.5284%, Due 7/15/27 (b)	12,440,338	13,210,570
Series 2002-8A, Class 3-A, 5.6697%, Due 5/25/32	2,039,941	2,067,756
Series 2003-BC 10, Class M1, 2.6825%, Due 10/25/33	11,000,000	11,031,797
Structured Asset Securities Corporation Variable Rate Pass-Thru Certificates, Series 1994-C1, Class A-3, 2.6125%, Due 8/25/26	$48,681	$48,862
Sutter Real Estate CBO, Ltd. Floating Rate Bonds, Series 2000-1A, Class A-1L, 2.45%, Due 12/25/35 (b)	22,150,000	21,803,906
Terwin Mortgage Trust Variable Rate Asset-Backed Securities, Series 2004-21, Class 1A1, 2.25%, Due 1/25/35 (e)	3,900,000	3,900,000
United Mortgage Securities Corporation Mortgage Pass-Thru Certificates, Series 1993-1, Class AM, 4.4628%, Due 9/25/33 (h)	7,023,526	7,038,794
University Support Services, Inc. Variable Rate Notes, Series 1993-A, Class A3, 2.83%, Due 8/20/08 (h)	1,686,410	1,688,475
Washington Mutual Mortgage Pass-Thru Certificates:
Series 2002-AR4, Class A-7, 5.491%, Due 4/26/32	278,905	279,491
Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	1,689,404	1,699,577
Washington Mutual Mortgage Securities Corporation Mortgage Pass-Thru Certificates:
Series 2002-AR10, Class A6, 4.816%, Due 10/25/32	5,483,922	5,515,047
Series 2002-AR15, Class A5, 4.38%, Due 12/25/32	4,669,219	4,696,824
Washington Mutual Variable Rate Mortgage Pass-Thru Certificates, Series 2003-AR7, Class A5, 3.066%, Due 8/25/33	6,952,000	6,880,989
Wilshire Funding Corporation Adjustable Rate Mortgage-Backed Certificates (h):
Series 1996-3, Class M2, 6.2754%, Due 8/25/32	1,440,421	1,439,384
Series 1996-3, Class M3, 6.2754%, Due 8/25/32	1,269,861	1,268,911
Series 1998-WFC2, Class M-1, 4.10%, Due 12/28/37	4,496,222	4,496,222

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $592,294,244)		570,952,819

United States Government & Agency Issues 18.5%
FHLMC Adjustable Rate Participation Certificates:
5.659%, Due 6/01/31	554,819	568,689
5.685%, Due 4/01/32	3,516,875	3,654,129
6.033%, Due 10/01/31	92,248	94,381
6.16%, Due 1/01/29	1,438,387	1,492,997
6.18%, Due 9/01/31	787,889	808,694
6.24%, Due 10/01/31	776,085	800,338
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	4,111,633	4,614,024
FHLMC Participation Certificates:
5.00%, Due 5/01/06	2,475,121	2,509,873
7.00%, Due 6/01/31	2,521,328	2,697,821
7.50%, Due 12/01/11 thru 6/01/12	4,458,221	4,740,236
8.00%, Due 1/01/12 thru 1/01/13	4,296,364	4,571,902

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
9.00%, Due 11/01/16 thru 8/01/18	$6,909,339	$7,762,626
9.50%, Due 12/01/16 thru 12/01/22	6,385,332	7,282,134
10.00%, Due 11/17/21	916,740	1,056,705
10.50%, Due 5/01/20	1,696,970	1,967,466
FNMA Adjustable Rate Grantor Trust, 5.0119%, Due 7/25/41	16,358,709	16,757,453
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
3.587%, Due 5/01/27	2,340,342	2,420,995
5.147%, Due 5/01/32	1,810,053	1,853,169
5.537%, Due 7/01/33	19,946,478	20,570,334
5.81%, Due 11/01/31	1,888,066	1,957,981
5.87%, Due 9/01/31	367,708	380,688
5.917%, Due 6/01/32	1,442,154	1,446,481
6.073%, Due 8/01/31	701,550	722,925
6.361%, Due 10/01/31	1,835,829	1,878,294
6.678%, Due 12/01/40	3,810,055	3,875,494
7.101%, Due 2/01/30	211,331	214,006
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, Series 2003-W10, Class 3A2A, 2.196%, Due 7/25/37	7,500,000	7,432,292
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Certificates, Series 2002-W4, Class A6, 4.66%, Due 5/25/42	6,733,228	6,897,350
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W11, Class A1, 6.9321%, Due 6/25/33	9,071,386	9,259,192
Series 2003-W6, Class 6A, 4.3776%, Due 8/25/42	20,071,108	20,594,839
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.50%, Due 8/01/31	6,674,502	7,066,629
7.00%, Due 12/01/10 thru 11/01/14	6,579,485	6,988,076
7.50%, Due 12/15/09	1,638,493	1,725,860
8.00%, Due 3/01/13	3,198,788	3,411,199
8.50%, Due 11/01/12 thru 7/01/17	4,164,417	4,507,283
9.00%, Due 11/01/07 thru 6/01/24	8,636,095	9,717,188
9.50%, Due 12/01/09 thru 3/01/21	2,350,945	2,656,004
10.00%, Due 12/01/09 thru 3/20/18	1,879,846	2,082,202
10.25%, Due 9/01/21	1,131,595	1,299,571
10.50%, Due 10/01/14 thru 4/01/22	3,696,766	4,215,883
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
8.00%, Due 12/25/16 thru 10/25/21	6,583,499	7,105,549
8.25%, Due 5/25/22	843,435	914,220
8.75%, Due 9/25/20	379,003	406,176
9.00%, Due 3/25/20 thru 10/25/20	3,988,002	4,356,444
9.20%, Due 3/25/18	1,331,094	1,430,181
9.25%, Due 3/25/18	788,779	860,935
9.30%, Due 8/25/19	356,833	391,931
9.45%, Due 4/25/18	484,416	538,220
9.50%, Due 6/25/19 thru 12/25/41	13,463,642	15,091,221
9.75%, Due 3/25/20	551,186	615,532
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50% Due 11/25/31 thru 8/25/41	16,679,136	18,717,118
Federal Home Loan Bank Bonds, 3.375%, Due 10/05/07	3,235,000	3,243,259
GNMA Guaranteed Pass-Thru Certificates:
7.00%, Due 5/15/13 thru 6/15/33	$12,395,306	$13,306,044
7.50%, Due 2/15/13	4,394,422	4,688,154
8.00%, Due 1/15/13	4,023,965	4,259,406
9.00%, Due 11/15/17	1,339,286	1,522,029
9.50%, Due 11/15/17	340,641	385,046
10.00%, Due 10/20/17	1,057,197	1,205,389

Total United States Government & Agency Issues (Cost $254,480,974)		263,590,257

Municipal Bonds 1.3%
Chicago, Illinois GO - Central Loop Project, Zero %, Due 12/01/05	5,000,000	4,864,250
Franklin, Wisconsin Solid Waste Disposal Revenue, 2.50%, Due 4/01/16	4,800,000	4,788,048
Martin Luther King Foundation, Inc. Floating Rate Bonds, Series 1998, 5.603%, Due 12/01/28 (b)	4,600,000	4,600,000
Yellowwood Acres, Inc. Floating Rate Bonds, Series 1998, 5.603%, Due 12/01/28 (h)	3,950,000	3,950,000

Total Municipal Bonds (Cost $18,234,414)		18,202,298

Variable Rate Municipal Bonds 0.3%
Ohio Water Development Authority Facilities PCR Refunding - Ohio Edison Company Project, 3.35%, Due 6/01/33 (Mandatory Put at $100 on 12/01/05)	3,700,000	3,717,908

Total Variable Rate Municipal Bonds (Cost $3,700,000)		3,717,908

Term Loans 0.3%
Davita, Inc. Variable Rate Term Loan B, 3.98%, Due 3/31/09	4,767,927	4,803,687

Total Term Loans (Cost $4,809,646)		4,803,687

Swap Options Purchased 0.0%
Cap on LIBOR Swap, Expires 1/03/05 at 1.34%	200,000,000	239,796

Total Swap Options Purchased (Cost $600,000)		239,796

Short-Term Investments (a) 22.6%
Collateral Received for Securities Lending 4.0%
Navigator Prime Portfolio	57,030,195	57,030,195

Repurchase Agreements 5.2%
ABN AMRO Inc (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $73,211,285); Collateralized by:
United States Government & Agency Issues (g)	$73,200,000	73,200,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $1,615,114); Collateralized by:
United States Government & Agency Issues (g)	1,615,000	1,615,000

Total Repurchase Agreements		74,815,000
Corporate Bonds 11.4%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	8,115,000	8,238,543
American Standard, Inc. Senior Notes, 7.375%, Due 4/15/05	2,000,000	2,050,000

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Bausch & Lomb, Inc. Notes, 6.75%, Due 12/15/04	$6,920,000	$6,945,326
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	4,825,000	4,945,625
CE Electric UK Funding Company Senior Yankee Notes, 6.853%, Due 12/30/04 (b)	4,245,000	4,266,836
Centerpoint Energy Corporation Notes, 8.125%, Due 7/15/05	4,825,000	5,004,476
Conectiv, Inc. Notes, Series B, 5.30%, Due 6/01/05	5,800,000	5,876,804
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	2,650,000	2,759,313
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 6/15/05	4,825,000	4,976,852
DaimlerChrysler North America Holding Corporation Notes, Tranche #31, 3.40%, Due 12/15/04	7,760,000	7,765,269
Deutsche Telekom International Finance BV Yankee Notes, 8.25%, Due 6/15/05	5,221,000	5,400,811
Walt Disney Company Notes, 7.30%, Due 2/08/05	9,280,000	9,402,255
Electronic Data System Corporation Notes, 7.125%, Due 5/15/05 (b)	4,485,000	4,596,116
Lear Corporation Senior Notes, Series B, 7.96%, Due 5/15/05 (l)	4,835,000	4,963,331
MGM Mirage, Inc. Senior Notes, 6.95%, Due 2/01/05	6,750,000	6,851,250
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	6,675,000	6,729,141
Midland Funding II Bonds, Series A, 11.75%, Due 7/23/05	3,980,098	4,191,377
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	4,800,000	4,920,341
PP&L Capital Funding, Inc. Senior Notes, 7.75%, Due 4/15/05	4,825,000	4,927,150
Raytheon Company Notes, 6.50%, Due 7/15/05	6,000,000	6,158,634
Royal Bank of Scotland Group PLC Yankee Notes, 8.817%, Due 3/31/05	9,700,000	9,943,363
Sprint Capital Corporation Notes, 7.90%, Due 3/15/05	11,935,000	12,172,316
Tele-Communications, Inc. Senior Notes, 7.25%, Due 8/01/05	5,533,000	5,703,378
Time Warner, Inc. Notes, 7.75%, Due 6/15/05	3,245,000	3,336,921
Tricon Global Restaurants, Inc. Senior Notes, 7.45%, Due 5/15/05	5,815,000	5,815,000
Tyco International Group SA Yankee Notes, 5.875%, Due 11/01/04	7,725,000	7,725,000
Ultramar Diamond Shamrock Corporation Notes, 8.00%, Due 3/15/05	4,850,000	4,943,997
Weyerhauser Company Notes, 5.50%, Due 3/15/05	1,500,000	1,515,806

Total Corporate Bonds		162,125,231
Municipal Bonds 0.4%
Bayonne, New Jersey Redevelopment Agency Revenue, 4.25%, Due 5/27/05	5,075,000	5,083,881
Variable Rate Municipal Bonds 0.8%
California Statewide Communities Development Authority COP:
Eskaton Properties, Inc. Project, 5.88%, Due 5/15/29 (Putable at $100 and Rate Reset Effective 12/02/04)	3,000,000	3,000,000
Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04)	$3,000,000	$3,000,000
Matagorda County, Texas Navigational District Number 1 PCR Refunding - AEP Texas Central Company Project, 2.35%, Due 5/01/30 (Mandatory Put at $100 on 11/01/04)	5,000,000	5,000,000

Total Variable Rate Municipal Bonds		11,000,000
Non-Agency Mortgage & Asset-Backed Securities 0.3%
Bear Stearns Asset Backed Securities Trust Interest Only Asset-Backed Certificates, Series 2003-AC2, Class AIO, 5.00%, Due 10/25/05	20,100,000	782,016
IMPAC CMB Trust Interest Only Collateralized Asset-Backed Bonds, Series 2003-4, Class 3-A, 6.00%, Due 9/25/05	5,440,363	226,115
Morgan Guaranty Trust Company Floating Rate Notes, Series C, 4.475%, Due 7/27/05 (h)	13,196,006	1,979,401
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS5, Class A-I-IO, 4.00%, Due 2/25/05	12,330,619	110,482
Residential Asset Mortgage Products, Inc. Interest Only Pass-Thru Certificates, Series 2003-RZ2, Class A-IO, 5.75%, Due 9/25/05	24,858,268	901,112
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	9,090,873	168,678
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	16,483,486	305,846

Total Non-Agency Mortgage & Asset-Backed Securities		4,473,650
United States Government & Agency Issues 0.0%
United States Treasury Bills, Due 11/04/04 thru 12/23/04 (c)	600,000	599,699
Commercial Paper 0.5%

Capital One Bank, 8.25%, Due 6/15/05	6,780,000	7,006,316

Total Short-Term Investments (Cost $332,804,005)		322,133,972

Total Investments in Securities (Cost $1,496,426,465) 103.6%		1,476,228,772
Other Assets and Liabilities, Net (3.6%)		(51,066,992)

Net Assets 100.0%		$1,425,161,780

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
472 Five-Year U.S. Treasury Notes	12/04	$(52,569,000)	$(450,389)
511 Two-Year U.S. Treasury Notes	12/04	(108,212,234)	(201,781)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	$—	$—
Options written during the year	150	57,450
Options closed	(150)	(57,450)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	—

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND
	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 20.9%
Alabama 0.2%
Alabama 21st Century Authority Tobacco Settlement Revenue:
5.125%, Due 12/01/05	$225,000	$231,116
5.25%, Due 12/01/06	1,000,000	1,036,250
Shelby County, Alabama Board of Education COP, 2.40%, Due 5/15/06	1,730,000	1,721,350

		2,988,716
Arizona 0.1%
Pascua Yaqui Tribe Government Facilities Revenue, 5.20%, Due 1/01/06 (i)	1,250,000	1,289,062
Arkansas 0.7%
Fayetteville, Arkansas Sales and Use Tax Capital Improvement Revenue, 3.20%, Due 6/01/07	805,000	806,038
Little Rock, Arkansas Airport Revenue Refunding, 3.50%, Due 11/01/08 (i)	2,605,000	2,705,944
Little Rock, Arkansas Collateralized IDR - Lexicon, Inc. Project, 6.48%, Due 7/01/06 (h)	1,695,000	1,709,204
Northwest Arkansas Regional Airport Authority Airport Revenue Refunding, 4.00% Due 2/01/06 (i)	360,000	365,850
Washington County, Arkansas Sales & Use Tax Capital Improvement Revenue, 3.25%, Due 6/01/07 (i)	2,395,000	2,398,209

		7,985,245
California 3.6%
Bay Area Government Association Rapid Transit Revenue, 4.875%, Due 6/15/09 (i)	2,505,000	2,516,273
California Housing Finance Agency Home Mortgage Revenue, 4.70%, Due 8/01/16 (i)	1,295,000	1,313,765
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.125%, Due 6/01/14	1,410,000	1,413,144
5.25%, Due 6/01/15	12,455,000	12,664,493
5.25%, Due 6/01/16	9,320,000	9,471,543
Pasadena, California Revenue - Huntington Memorial Hospital Project, 4.25%, Due 12/19/06	1,908,267	1,934,506
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.00%, Due 3/01/06	2,720,000	2,747,200
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue:
5.00%, Due 6/01/07	$1,590,000	$1,633,725
5.25%, Due 6/01/27	10,095,000	10,006,669

		43,701,318
Colorado 0.5%
Arapahoe County, Colorado SFMR - IDK Partners I Trust Pass-Thru Certificates, 5.25%, Due 11/01/19 (i)	299,378	303,869
Colorado Health Facilities Authority Revenue - Evangelical Lutheran Project, 6.00%, Due 12/01/06	2,000,000	2,070,000
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (i)	2,985,000	3,119,325
El Paso County, Colorado School District Number 20 GO, 7.15%, Due 12/15/05 (i)	575,000	592,670

		6,085,864
Florida 0.7%
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 5.50%, Due 11/15/05	2,030,000	2,038,830
Pasco County, Florida Solid Waste Disposal and Resource Recovery System Revenue, 5.75%, Due 4/01/06 (i)	6,000,000	6,240,000

		8,278,830
Illinois 0.3%
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.90%, Due 1/01/06 (i)	645,000	655,146
Chicago, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 4.05%, Due 12/15/05	380,000	380,000
Coles and Clark Counties, Illinois Lake Land Community College District Number 517 GO:
3.55%, Due 12/01/05	1,400,000	1,417,906
3.55%, Due 12/01/06	300,000	306,750
Northern Cook County, Illinois Solid Waste Agency Contract Revenue, 5.15%, Due 5/01/06 (i) (j)	545,000	564,418

		3,324,220
Massachusetts 0.7%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project:
5.25%, Due 7/01/06	3,650,000	3,782,313
5.25%, Due 7/01/07	2,450,000	2,581,687
5.875%, Due 7/01/08	1,240,000	1,342,300
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding - Ogden Haverhill Project, 4.95%, Due 12/01/06	500,000	514,375

		8,220,675
Michigan 0.7%
Suburban Mobility Authority Regional Transportation COP, 4.90%, Due 8/15/07	8,657,883	8,863,508
Mississippi 0.2%
Adams County, Mississippi PCR - International Paper Company Project, 5.625%, Due 11/15/06	2,350,000	2,378,529

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Missouri 3.0%
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project:
3.00%, Due 8/01/13	$6,660,000	$6,632,228
3.875%, Due 8/01/18	5,200,000	5,167,500
Missouri Health and EFA Lease Revenue - SSM Health Care Corporation Project, 3.09%, Due 7/15/08	7,449,550	7,514,734
Missouri Health and EFA School District Advance Funding Program - St. Louis School District Project, 3.25%, Due 11/14/05	14,000,000	14,162,695
Missouri Higher Education Loan Authority Student Loan Revenue, 6.50%, Due 2/15/06	1,425,000	1,462,406
St. Charles, Missouri School District GO Refunding, Zero %, Due 3/01/06	850,000	825,563

		35,765,126
Nebraska 0.1%
Omaha Tribe of Nebraska Public Improvements Authority GO, 7.50%, Due 6/01/09 (h)	1,640,000	1,642,001
New Hampshire 0.3%
New Hampshire Health and EFA Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	4,125,000	4,248,750
New Jersey 0.4%
New Jersey EDA Cigarette Tax Revenue, 5.625%, Due 6/15/17	4,300,000	4,498,875
Tobacco Settlement Financing Corporation Revenue, 4.375%, Due 6/01/19	555,000	552,225

		5,051,100
New Mexico 0.3%
Alamogordo, New Mexico Revenue - Gerald Champion Memorial Hospital Project, 5.00%, Due 1/01/08	3,970,000	4,148,650
New York 4.9%
Bethlehem, New York GO Refunding - Water System Project, 5.00%, 3/01/06 (e) (i)	430,000	444,512
Monroe Newpower Corporation Power Facilities Revenue, 3.30%, Due 1/01/09	2,285,000	2,302,138
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project:
Zero %, Due 6/01/08	8,750,000	7,546,875
5.25%, Due 6/01/08	1,000,000	1,040,000
USTA National Tennis Center Project, 6.25%, Due 11/15/06 (Pre-Refunded at $102 on 11/15/04) (i)	1,750,000	1,787,712
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/09	7,530,000	7,551,461
5.00%, Due 6/01/10	26,745,000	27,207,956
5.25%, Due 6/01/12	4,000,000	4,180,000
5.50%, Due 6/01/10	3,000,000	3,060,480
TSASC, Inc. Revenue, 5.25%, Due 7/15/10	4,660,000	4,736,843

		59,857,977
North Dakota 0.1%
North Dakota Housing Finance Agency Revenue - Housing Finance Project, 4.60%, Due 1/01/23	805,000	807,978
Ohio 0.1%
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.00%, Due 2/15/06	$825,000	$847,688
Ohio Department of Transportation COP - Rickenbacker Port Project, 6.125%, Due 4/15/15 (i)	120,000	120,302

		967,990
Oklahoma 0.2%
Ellis County, Oklahoma Industrial Authority IDR - WB Johnston Grain Shattuck Project:
5.00%, Due 8/01/08	1,000,000	1,021,250
7.00%, Due 8/01/13	1,010,000	1,071,862

		2,093,112
Oregon 0.2%
Western Lane Hospital District Oregon Hospital Facility Authority Revenue Refunding, 5.625%, Due 8/01/07 (i)	2,460,000	2,520,959
Pennsylvania 0.3%
Lebanon County, Pennsylvania Health Facilities Authority Hospital Revenue - Good Samaritan Hospital Project, 3.50%, Due 11/15/07	535,000	546,369
Pittsburgh, Pennsylvania Urban Redevelopment Authority Mortgage Revenue, 5.15%, Due 4/01/21 (i)	350,000	351,621
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project:
5.50%, Due 12/01/05	1,000,000	1,032,770
5.50%, Due 12/01/06	1,500,000	1,582,500

		3,513,260
South Carolina 0.1%
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	1,000,000	1,038,750
South Dakota 0.0%
South Dakota EDFA EDR - Angus Project:
3.25%, Due 4/01/06	235,000	237,056
3.75%, Due 4/01/07	245,000	251,431

		488,487
Tennessee 0.1%
Jackson, Tennessee Hospital Revenue Refunding & Improvement, 5.30%, Due 4/01/06	1,000,000	1,032,700
Utah 0.7%
Eagle Mountain, Utah Special Improvement District Number 98-3 Special Assessment, 5.50%, Due 12/15/08	2,290,000	2,301,129
Ogden Neighborhood Development Agency Tax Increment Capital Appreciation Revenue (i):
25th Street Project, Zero %, Due 12/30/05	4,265,000	4,158,375
Washington Boulevard Project, Zero %, Due 12/30/05	815,000	794,625
Utah Finance Agency SFMR, 6.00%, Due 1/01/31	1,020,000	1,044,225

		8,298,354
Vermont 0.0%
Vermont Housing Finance Agency SFHR, 4.00%, Due 5/01/06 (i)	375,000	379,688

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Virginia 2.1%
Lunenburg County, Virginia GO, 3.50%, Due 2/01/06	$4,000,000	$4,010,000
Pittsylvania County, Virginia IDA Exempt Facility Revenue - Multitrade of Pittsylvania Project:
7.45%, Due 1/01/09	4,500,000	4,622,310
7.50%, Due 1/01/14	7,700,000	7,908,362
Southwest Virginia Regional Jail Authority Revenue, 3.00%, Due 9/01/06 (i)	8,400,000	8,474,004

		25,014,676
Washington 0.1%
Washington Public Power Supply System Nuclear Project Number 3 Revenue Refunding, Zero %, Due 7/01/06 (i)	750,000	723,750
Wisconsin 0.2%
Badger Tobacco Asset Securitization Corporation Revenue:
5.25%, Due 6/01/07	600,000	612,750
5.50%, Due 6/01/06	680,000	697,000
Wisconsin Health and EFA Revenue - Meriter Hospital, Inc. Project, 6.00%, Due 12/01/06	1,155,000	1,179,116

		2,488,866

Total Municipal Bonds (Cost $251,731,991)		253,198,141

Variable Rate Municipal Bonds 17.5%
Alabama 1.5%
Birmingham, Alabama Baptist Medical Center Special Care Facilities Financing Authority Revenue - Baptist Health System Project, 4.35%, Due 11/15/16 (Mandatory Put at $100 on 7/01/06)	18,710,000	18,738,813
Arizona 0.1%
Mohave County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Mandatory Put at $100 on 8/01/07)	1,325,000	1,283,594
Colorado 0.2%
Tower Metropolitan District of Colorado Refunding and Improvement GO, 4.00%, Due 12/01/30 (Mandatory Put at $100 on 11/30/05) (i)	1,930,000	1,957,406
Illinois 2.2%
Aurora, Illinois MFHR - Covey Fox Valley Apartments Project, 5.30%, Due 11/01/27 (Mandatory Put at $100 on 11/01/07)	11,000,000	11,426,800
Eureka, Illinois Educational Facilities Revenue - Eureka College Project, 7.00%, Due 1/01/19 (Mandatory Put at $100 on 1/01/07)	3,330,000	3,329,567
Illinois Health Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Mandatory Put at $100 on 11/30/06) (i)	12,000,000	12,390,000

		27,146,367
Kentucky 0.0%
Covington, Kentucky IBR Refunding and Improvement - Allen and Allen Project, 4.25%, Due 9/01/16 (Mandatory Put at $100 on 9/01/06) (i)	$145,000	$148,625
Louisiana 3.2%
Louisiana Public Facilities Authority MFHR Refunding - Whitten Foundation Project (Mandatory Put at $100 on 6/01/07; Subject to Remarketing) (h):
4.00%, Due 8/01/32	35,000,000	35,000,000
Zero %, Due 8/01/32 (k)	19,065,000	4,194,300

		39,194,300
Massachusetts 0.3%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (i)	3,840,000	3,974,400
Mississippi 0.4%
Mississippi Hospital Equipment and Facilities Authority Revenue - Baptist Memorial Health Project, 3.50%, Due 9/01/22 (Mandatory Put at $100 on 10/01/06)	4,500,000	4,584,375
New Mexico 1.5%
Pueblo of Sandia, New Mexico Revenue, 3.76%, Due 3/01/15 (Rate Reset Effective 11/11/04)	18,045,000	18,045,000
New York 1.9%
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	19,425,000	21,076,125
New York Urban Development Corporation Revenue Bonds, 5.25%, Due 1/01/21 (Mandatory Put at $100 on 1/01/09)	1,500,000	1,642,500

		22,718,625
Ohio 0.3%
Ohio Water Development Authority Facilities PCR Refunding - Ohio Edison Company Project, 3.35%, Due 6/01/33 (Mandatory Put at $100 on 12/01/05)	3,050,000	3,064,762
Pennsylvania 1.0%
Pennsylvania Housing Finance Agency SFMR, 2.28%, Due 6/01/08 (Rate Reset Effective 11/10/04) (i)	11,769,231	11,769,231
Puerto Rico 2.0%
Commonwealth of Puerto Rico Infrastructure Financing Authority Special Obligation, 2.41%, Due 10/01/40 (Rate Reset Effective 11/02/04) (j)	24,335,000	24,335,000
Rhode Island 0.2%
Rhode Island Industrial Facilities Corporation Solid Waste Disposal Revenue - Waste Management, Inc. Project, 2.75%, Due 4/01/16 (Mandatory Put at $100 on 4/01/06)	2,000,000	1,990,000

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Texas 1.1%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)	$3,370,000	$3,462,675
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	7,300,000	7,582,875
Northside Independent School District GO, 2.50%, Due 6/15/33 (Mandatory Put at $100 on 6/15/06)	2,000,000	1,997,300

		13,042,850
West Virginia 0.9%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	10,500,000	10,513,125
Wisconsin 0.3%
Milwaukee, Wisconsin IDR - Air Wisconsin Airlines Corporation Project, 2.50%, Due 11/01/33 (Mandatory Put at $100 on 5/01/06) (i)	4,275,000	4,242,938
Multiple States 0.4%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (i)	5,000,000	5,043,750

Total Variable Rate Municipal Bonds (Cost $223,885,148)		211,793,161

Taxable Municipal Bonds 0.1%
South Carolina
Tobacco Settlement Management Authority Revenue, 7.666%, Due 5/15/16	1,405,415	1,407,172

Total Taxable Municipal Bonds (Cost $1,415,863)		1,407,172

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	15,000,000	97,500

Total Swap Options Purchased (Cost $312,000)		97,500

Short-Term Investments (a) 61.2%
Municipal Bonds 16.9%
California 0.0%
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 4.00%, Due 6/01/05	500,000	501,835
Colorado 0.2%
Colorado Health Facilities Authority Revenue - Evangelical Lutheran Project, 3.05%, Due 10/01/05	1,000,000	1,007,790
El Paso County, Colorado School District Number 20 GO, 7.15%, Due 12/15/05 (Pre-Refunded at $100 on 12/15/04) (i) (j)	625,000	644,888
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project, 2.50%, Due 5/15/05 (i)	725,000	725,681

		2,378,359
Connecticut 0.1%
Eastern Connecticut Resource Recovery Authority Solid Waste Revenue - Wheelabrator Lisbon Project, 5.15%, Due 1/01/05	$690,000	$694,243
Illinois 1.0%
Cook County, Illinois Bellwood School District Number 88 Tax Anticipation Warrants, 2.50%, Due 2/01/05	2,305,000	2,307,720
Hoffman Estates, Illinois Tax Increment Capital Appreciation Revenue, Zero%, Due 5/15/05	2,600,000	2,556,086
Kane, McHenry, Cook and DeKalb Counties, Illinois Community Unit School District Number 300 GO Lease Secured COP - School Building Project, 6.90%, Due 12/01/04	310,000	311,122
Will County, Illinois Community Unified School District Number 201-U Crete-Monee Educational Purpose TAN, 1.875%, Due 11/01/04	7,200,000	7,200,000

		12,374,928
Indiana 0.1%
De Kalb, Indiana Central Building Corporation First Mortgage Revenue, 5.00%, Due 2/01/05	990,000	996,128
Iowa 0.3%
Ames, Iowa Hospital Revenue Refunding - Mary Greeley Medical Center Project, 3.00%, Due 6/15/05 (i)	500,000	503,440
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.30%, Due 7/01/05 (h)	145,000	144,136
Iowa Higher Education Loan Authority RAN - Clarke College Project, 3.65%, Due 5/24/05	2,475,000	2,486,905
Oskaloosa, Iowa Community School District Local Option Sales and Services Tax Revenue, 2.00%, Due 1/01/05 (i)	290,000	289,997

		3,424,478
Kansas 0.4%
Kansas Independent College Finance Authority RAN:
Baker University Project, 3.90%, Due 5/02/05	2,000,000	2,003,040
Benedictine College Project, 3.90%, Due 5/02/05	1,500,000	1,502,280
Bethel College Project, 3.90%, Due 5/02/05	700,000	701,064
Southwestern College Project, 3.90%, Due 5/02/05	800,000	801,216

		5,007,600
Kentucky 0.4%
Newport, Kentucky BAN, 2.41%, Due 12/01/04	4,500,000	4,503,825
Massachusetts 3.5%
Berkshire Regal Transit Authority RAN, 3.00%, Due 9/16/05	3,195,000	3,221,710

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Massachusetts Health and EFA Revenue:
Berkshire Health System Project, 4.50%, Due 10/01/05	$435,000	$441,281
Caritas Christi Obligated Group Project, 5.25%, Due 7/01/05	4,930,000	4,976,638
Massachusetts Industrial Finance Agency Resource Recovery Revenue Refunding - Massachusetts Refusetech, Inc. Project, 6.30%, Due 7/01/05	4,205,000	4,263,492
Montachusett, Massachusetts Regional Transit Authority RAN, 3.00%, Due 6/17/05	7,200,000	7,207,920
Pioneer Valley Mass Transit Authority RAN, 3.50%, Due 8/05/05	9,500,000	9,581,795
Worcester, Massachusetts Regional Transport Authority RAN, 3.00%, Due 6/30/05	12,600,000	12,629,862

		42,322,698
Michigan 0.1%
Michigan Hospital Finance Authority Revenue - Henry Ford Health System Project, 5.00%, Due 3/01/05	1,000,000	1,009,710
Mississippi 0.2%
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05	2,000,000	2,023,620
Missouri 0.4%
Missouri Development Finance Board Infrastructure Facilities Revenue - Branson Project, 4.00%, Due 12/01/04	2,000,000	2,002,160
Missouri Health & EFA RAN, 3.00%, Due 4/22/05	2,500,000	2,501,000

		4,503,160
Nebraska 0.1%
Energy America Nebraska Natural Gas Revenue - Nebraska Public Gas Agency Project, 5.10%, Due 10/15/05 (h)	1,716,408	1,726,466
Nevada 0.4%
Clark County, Nevada Passenger Facility Charge Revenue - Las Vegas/McCarran International Airport Project, 6.00%, Due 7/01/17 (Pre-Refunded at $102 on 7/01/05) (i)	4,000,000	4,174,640
New Hampshire 0.5%
New Hampshire Health and EFA RAN - Colby College Project, 2.50%, Due 4/28/05:
Series B	2,000,000	2,000,980
Series E	1,600,000	1,600,784
Series F	2,645,000	2,646,296

		6,248,060
New Jersey 0.7%
Bayonne, New Jersey BAN, 3.00%, Due 7/01/05	5,493,000	5,507,172
Bayonne, New Jersey Parking Authority Guaranteed Revenue - Parking Project, 2.50%, Due 5/12/05	2,800,000	2,805,376

		8,312,548
New York 4.6%
Albany, New York City School District BAN:
3.00%, Due 8/26/05	7,000,000	7,020,650
3.50%, Due 11/12/04	10,000,000	10,001,459
Babylon, New York BAN:
2.50%, Due 11/05/04	$3,410,000	$3,410,205
2.50%, Due 1/07/05	10,575,000	10,582,297
Bethlehem, New York Water System Refunding, 5.00%, Due 3/01/05 (e) (i)	565,000	569,136
Binghamton, New York City School District RAN, 1.18%, Due 1/21/05	8,000,000	7,976,480
Dutchess County, New York Industrial Development Agency Civic Facility Revenue Refunding - Marist College Project, 2.75%, Due 7/01/05	1,055,000	1,058,566
Long Beach, New York BAN, 2.00%, Due 12/29/04	2,363,000	2,363,780
New York, New York GO, 5.625%, Due 4/15/05 (i):
Prerefunded Balance	210,000	213,677
Unrefunded Balance	65,000	66,129
New York, New York Industrial Development Agency Civic Facility Revenue - Polytechnic University Project:
5.00%, Due 11/01/04	1,380,000	1,380,000
5.125%, Due 11/01/06	1,000,000	998,750
Stony Point, New York BAN, 2.25%, Due 1/21/05	9,367,000	9,375,056

		55,016,185
North Carolina 0.9%
North Carolina Eastern Municipal Power Agency Power System Revenue, 6.00%, Due 1/01/05	7,500,000	7,543,350
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue:
3.00%, Due 1/01/05	1,320,000	1,321,544
5.00%, Due 1/01/05	2,075,000	2,084,026

		10,948,920
Ohio 1.5%
Eastlake, Ohio BAN:
2.50%, Due 12/02/04	2,415,000	2,414,396
4.00%, Due 12/02/04	4,250,000	4,254,377
Gateway EDC of Greater Cleveland Excise Tax Revenue Refunding, 2.75%, Due 9/01/05 (f) (h)	6,020,000	5,980,629
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.00%, Due 2/15/05	1,000,000	1,007,390
Lorain, Ohio Improvement GO, 2.75%, Due 3/17/05	2,000,000	1,995,560
Monroe, Ohio BAN, 2.50%, Due 8/24/05	2,500,000	2,503,375
Youngstown, Ohio City School District Energy Conservation Measures, 6.80%, Due 3/15/05	375,000	380,160

		18,535,887
Pennsylvania 0.4%
Berks County, Pennsylvania Municipal Authority College Revenue - Albright College Project, 2.75%, Due 10/01/05	1,110,000	1,108,324
Lehigh County, Pennsylvania General Purpose Authority Revenue - KidsPeace Obligated Group Project, 5.50%, Due 11/01/04	2,500,000	2,500,000
Philadelphia, Pennsylvania Authority for IDR Refunding - Ashland Oil, Inc. Project, 5.70%, Due 6/01/05	1,000,000	1,017,520

		4,625,844

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Puerto Rico 0.0%
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project, 5.00%, Due 2/01/05	$325,000	$327,223
South Carolina 0.2%
Charleston County, South Carolina Hospital Facilities Revenue - Medical Society Health Project, 5.50%, Due 10/01/05 (i) (j)	2,790,000	2,883,604
South Dakota 0.0%
South Dakota EDFA EDR - Angus Project, 3.00%, Due 4/01/05	230,000	230,849
Texas 0.0%
Falcons Lair, Texas Utility and Reclamation District COP, 6.25%, Due 10/15/04 (h) (k)	500,000	125,000
Utah 0.0%
Salt Lake City Granite School District, Utah GO, 4.60%, Due 8/15/05 (h)	292,807	297,858
Virgin Islands 0.1%
Virgin Islands Public Finance Authority Revenue, 6.00%, Due 10/01/05	1,140,000	1,164,784
Wisconsin 0.8%
Badger Tobacco Asset Securitization Corporation Revenue, 5.50%, Due 6/01/05	2,000,000	2,022,620
Forest County, Wisconsin Potawatomi Community General Credit Revenue Refunding - Health Center Project, 4.50%, Due 12/01/04	830,000	832,009
Monroe, Wisconsin School District TRAN, 3.00%, Due 10/28/05	4,650,000	4,690,083
Sparta, Wisconsin Area School District Tax and RAN, 3.00%, Due 10/14/05	1,900,000	1,917,655
Wisconsin Housing and EDA EDR, 3.60%, Due 5/01/05 (i)	770,000	773,496

		10,235,863

Total Municipal Bonds		204,594,315
Variable Rate Municipal Bonds 43.1%
Arizona 1.6%
Arizona Health Facilities Authority Healthcare Education Facilities Revenue - Kirksville Collateral Osteopathic Project, 1.75%, Due 1/01/30 (Putable at $100 and Rate Reset Effective 11/24/04) (i)	2,375,000	2,375,000
Maricopa County, Arizona Pollution Control Corporation PCR - Public Service Company Project, 1.95%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	15,500,000	15,472,875
Maricopa County, Arizona Pollution Control Corporation PCR Refunding - El Paso Electric Company Project, 6.25%, Due 5/01/37 (Mandatory Put at $100 on 8/01/05)	2,000,000	2,054,720

		19,902,595
Arkansas 0.3%
Arkansas DFA Facilities Revenue - Waste Management Project, 2.85%, Due 8/01/21 (Mandatory Put at $100 on 8/01/05)	$2,500,000	$2,497,000
Pope County, Arkansas Revenue Refunding - Entergy Arkansas, Inc. Project, 5.05%, Due 9/01/28 (Mandatory Put at $100 on 9/01/05)	525,000	536,713

		3,033,713
California 4.8%
California GO, 1.95%, Due 5/01/33 (Putable at $100 and Rate Reset Effective 2/10/05)	5,000,000	4,992,750
California Housing Finance Agency MFHR, 1.80%, Due 2/01/39 (Putable at $100 and Rate Reset Effective 11/11/04) (i)	9,600,000	9,600,000
California PCFA Solid Waste Disposal Revenue - Republic Services, Inc. Project, 2.00%, Due 12/01/33 (Mandatory Put at $100 on 12/01/04)	4,000,000	3,998,080
California SAVR, 1.95%, Due 5/01/33 (Putable at $100 and Rate Reset Effective 4/15/05)	10,000,000	10,000,000
California Statewide Communities Development Authority COP:
Eskaton Properties, Inc. Project, 5.55%, Due 5/15/29 (Putable at $100 and Rate Reset Effective 12/02/04) (i)	19,950,000	19,950,000
Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $ 100 and Rate Reset Effective 11/17/04) (i)	9,650,000	9,650,000

		58,190,830
Colorado 2.8%
Adams County, Colorado MFHR Refunding - Brittany Station Project, 5.40%, Due 9/01/25 (Mandatory Put at $100 on 9/01/05) (i)	3,300,000	3,375,933
Colorado Health Facilities Authority Revenue EXTRAS - Baptist Home Association of the Rocky Mountains, Inc. Project, 7.50%, Due 8/15/27 (Mandatory Put at $100 on 8/15/05)	3,000,000	2,999,940
Denver, Colorado City and County MFHR Refunding - The Seasons Apartments Project, 2.41%, Due 10/15/08 (Putable at $100 and Rate Reset Effective 11/11/04)	27,400,000	27,610,158

		33,986,031
Florida 3.3%
Brevard County, Florida Health Facilities Authority Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/28 (Putable at $ 100 and Rate Reset Effective 11/17/04) (i)	4,500,000	4,500,000
Capital Trust Agency Revenue - Seminole Tribe Resort Project, 1.93%, Due 10/01/33 (Putable at $ 100 and Rate Reset Effective 11/08/04) (i)	6,100,000	6,100,000
Orange County, Florida Health Facilities Authority Hospital Revenue - Orlando Regional Project (i):
1.65%, Due 10/15/26 (Putable at $ 100 and Rate Reset Effective 11/04/04)	5,000,000	5,000,000
1.85%, Due 10/08/26 (Putable at $ 100 and Rate Reset Effective 12/02/04)	5,625,000	5,624,809
1.88%, Due 10/27/22 (Putable at $ 100 and Rate Reset Effective 11/30/04)	10,000,000	10,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Volusia County, Florida IDA Revenue Refunding, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (i)	$8,750,000	$8,750,000

		39,974,809
Georgia 0.3%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project:
1.75%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/10/04 )	825,000	825,000
1.75%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/17/04)	1,200,000	1,200,000
Heard County, Georgia Development Authority PCR - Wansley Project, 1.65%, Due 9/01/29 (Putable at $100 and Rate Reset Effective 11/10/04)	1,400,000	1,400,000

		3,425,000
Hawaii 0.1%
Hawaii Department of Budget and Finance Special Purpose Revenue - North Hawaii Community Hospital Project, 1.82%, Due 5/01/19 (Putable at $ 100 and Rate Reset Effective 11/08/04) (i)	1,675,000	1,675,000
Illinois 6.6%
Illinois DFA PCR Refunding - Illinois Power Company Project (i):
1.80%, Due 3/01/17 (Putable at $100 And Rate Reset Effective 11/09/04)	12,475,000	12,475,000
1.80%, Due 11/01/28 (Putable at $100 And Rate Reset Effective 11/09/04)	65,010,000	65,010,000
1.80%, Due 4/01/32 (Putable at $100 And Rate Reset Effective 11/08/04)	885,000	885,000
Salem, Illinois IDR - Americana Building Products Project, 2.90%, Due 4/01/17 (Putable at $100 and Rate Reset Effective 11/11/04) (i)	1,760,000	1,760,000

		80,130,000
Indiana 1.8%
Anderson, Indiana MFHR - Cross Lakes Apartments Project, 5.50%, Due 7/01/33 (Mandatory Put at $100 on 12/01/04; Subject to Remarketing) (h)	8,080,000	7,110,400
Clarksville, Indiana Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/25 (Putable at $100 and Rate Reset Effective 11/17/04) (i)	4,200,000	4,200,000
Indiana DFA Solid Waste Disposal Revenue - Waste Management, Inc. Project, 2.70%, Due 10/01/31 (Mandatory Put at $100 on 10/01/05)	2,000,000	1,997,480
Indianapolis, Indiana MFHR - Covered Bridge Project, 5.50%, Due 4/01/30 (Mandatory Put at $100 on 11/01/04; Subject to Remarketing) (h)	9,465,000	8,802,450

		22,110,330
Kansas 0.5%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project, 4.50%, Due 10/01/17 (Mandatory Put at $100 on 9/01/05)	6,250,000	6,234,625
Kentucky 1.0%
Hopkinsville, Kentucky IDR - Douglas Autotech Corporation Project, 4.65%, Due 4/01/15 (Putable at $100 and Rate Reset Effective 11/10/04) (i)	$6,900,000	$6,900,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project, 2.05%, Due 8/01/18 (Putable at $100 and Rate Reset Effective 11/10/04) (i)	3,520,000	3,520,000
Kentucky EDFA Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (i)	1,550,000	1,550,000

		11,970,000
Louisiana 1.2%
Calcasieu Parish, Louisiana Memorial Hospital Service District Hospital Revenue - Lake Charles Memorial Hospital Project, 2.35%, Due 12/01/18 (Putable at $100 and Rate Reset Effective 12/01/04) (i)	10,155,000	10,155,000
St. Charles Parish, Louisiana PCR Refunding, 4.90%, Due 6/01/30 (Mandatory Put at $100 on 6/01/05)	4,000,000	4,059,040

		14,214,040
Michigan 1.1%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.85%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 11/11/04) (i)	12,100,000	12,100,000
Michigan Hospital Finance Authority Revenue - Ascension Health Credit Project, 5.05%, Due 11/15/33 (Mandatory Put at $100 on 11/15/04)	650,000	650,611

		12,750,611
Minnesota 0.3%
Burnsville, Minnesota Housing Revenue - Provence LLC Project, 2.00%, Due 1/01/45 (Putable at $100 and Rate Reset Effective 11/08/04) (i)	80,000	80,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project, 2.05%, Due 11/01/26 (Putable at $100 and Rate Reset Effective 11/08/04)	55,000	55,000
Eagan, Minnesota MFHR, 1.81%, Due 12/01/29 (Putable at $ 100 and Rate Reset Effective 11/08/04) (i)	100,000	100,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project, 1.92%, Due 7/01/21 (Putable at $100 and Rate Reset Effective 11/08/04) (i)	135,000	135,000
Minneapolis & St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue, 1.81%, Due 1/01/25 (Putable at $100 and Rate Reset Effective 11/08/04) (i)	55,000	55,000
Minnesota Housing Finance Agency, 1.35%, Due 1/01/09 (Putable at $100 and Rate Reset Effective 11/08/04)	60,000	60,000
Minnetonka, Minnesota Housing Facilities Revenue Refunding - Beacon Hill Project, 1.77%, Due 5/15/34 (Putable at $100 and Rate Reset Effective 11/08/04)	2,910,000	2,910,000

		3,395,000

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Mississippi 1.4%
Mississippi Business Finance Corporation PCR Refunding - Mississippi Power Company Project, 1.65%, Due 9/01/28 (Putable at $100 and Rate Reset Effective 11/03/04)	$295,000	$295,000
Mississippi Hospital Equipment and Facilities Authority Revenue - Baptist Memorial Health Project, 3.00%, Due 9/01/18 (Mandatory Put at $100 on 10/01/05)	10,000,000	10,076,200
Mississippi Regional Housing Authority Number 8 MFHR - Magnolia Park Apartments Project, 2.15%, Due 3/01/30 (Mandatory Put at $100 on 9/01/05) (i)	6,200,000	6,200,000

		16,571,200
Missouri 0.3%
St. Louis County, Missouri IDA MFHR Refunding - Westbrooke Village West Project, 5.20%, Due 11/15/29 (Mandatory Put at $100 on 11/15/04)	3,570,000	3,572,535
New Hampshire 0.7%
New Hampshire Business Finance Authority PCR Refunding, 2.05%, Due 7/01/27 (Mandatory Put at $100 on 2/01/05)	9,000,000	9,001,530
New Mexico 0.1%
New Mexico Housing Authority Region III MFHR - Arbors/Courtyard Apartments Project, 1.77%, Due 1/15/33 (Putable at $100 and Rate Reset Effective 11/08/04)	1,595,000	1,595,000
New York 1.0%
New York Dormitory Authority Revenue - Sisters of Charity Hospital, 1.67%, Due 11/01/18 (Putable at $100 and Rate Reset Effective 11/10/04) (i)	9,075,000	9,075,000
Orange County, New York Industrial Development Agency Civic Facility Revenue - Horton Medical Center Project, 1.75%, Due 12/01/22 (Putable at $100 and Rate Reset Effective 11/08/04) (i)	3,000,000	3,000,000

		12,075,000
North Dakota 0.5%
McLean County, North Dakota Solid Waste Disposal Revenue - National Rural Utility Company Project:
1.78%, Due 12/01/19 (Putable at $100 and Rate Reset Effective 11/10/04)	1,000,000	1,000,000
1.85%, Due 12/01/19 (Putable at $100 and Rate Reset Effective 11/24/04)	3,100,000	3,100,000
Underwood, North Dakota PCR - United Power Association Project, 1.70%, Due 8/01/08 (Putable at $100 and Rate Reset Effective 11/17/04)	2,500,000	2,500,000

		6,600,000
Ohio 0.4%
Gateway EDC of Greater Cleveland Stadium Revenue Refunding, 3.07%, Due 9/15/14 (Putable at $100 and Rate Reset Effective 3/15/05)	1,000,000	1,000,000
Ohio Air Quality Development Authority PCR Refunding:
Pennsylvania Power Company Project, 3.375%, Due 1/01/29 (Mandatory Put at $100 on 7/01/05)	$1,500,000	$1,498,215
Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	2,850,000	2,844,613

		5,342,828
Oklahoma 0.5%
Tulsa, Oklahoma Industrial Authority Revenue - St. Johns Physicians Project, 1.90%, Due 11/01/14 (Mandatory Put at $100 on 11/01/04)	6,030,000	6,030,000
Oregon 1.6%
Gilliam County, Oregon Solid Waste Disposal Revenue - Waste Management Project, 2.50%, Due 7/01/29 (Mandatory Put at $100 on 5/01/05)	3,000,000	2,992,530
Medford, Oregon Hospital Facilities Authority Revenue Refunding - Rogue Valley Manor Project, 1.75%, Due 8/15/32 (Putable at $100 and Rate Reset Effective 11/10/04) (i)	12,450,000	12,450,000
Oregon EDR - Toyo Tanso USA, Inc. Project, 4.25%, Due 2/01/12 (Putable at $100 and Rate Reset Effective 11/11/04) (i)	3,000,000	3,000,000
Port of Portland, Oregon Terminal Facilities Revenue - Union Pacific Railroad Company Project, 2.55%, Due 12/01/06 (Mandatory Put at $100 on 12/01/04)	1,500,000	1,500,000

		19,942,530
Pennsylvania 2.5%
Dauphin County, Pennsylvania General Authority Revenue:
1.75%, Due 6/01/26 (Mandatory Put at $100 on 12/01/04)	28,000,000	27,992,160
1.80%, Due 6/01/26 (Mandatory Put at $100 on 6/01/05)	2,000,000	2,000,000

		29,992,160
Puerto Rico 0.0%
Commonwealth of Puerto Rico Leases - Sugar Corporation Project, 6.43%, Due 11/30/04 (h) (k)	234,416	0
South Carolina 1.2%
York County, South Carolina PCR, 1.79%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 11/24/04)	6,550,000	6,550,000
York County, South Carolina PCR Refunding - Duke Power Company Project, 1.92%, Due 8/01/14 (Putable at $100 and Rate Reset Effective 11/07/04)	7,350,000	7,350,000

		13,900,000
South Dakota 0.8%
Aberdeen, South Dakota EDR - Presentation College Project, 2.60%, Due 5/01/29 (Putable at $100 and Rate Reset Effective 5/02/05) (i)	2,725,000	2,719,822
Grant County, South Dakota PCR Refunding - Otter Tail Power Company Project, 2.01%, Due 12/01/12 (Putable at $100 and Rate Reset Effective 11/08/04) (h)	6,400,000	6,400,000

		9,119,822

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Tennessee 0.1%
Nashville and Davidson County, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.45%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 12/01/04) (i)	$1,000,000	$1,000,000
Texas 1.8%
Brazos River Authority PCR Refunding - Texas Utilities Electric Company Project, 3.00%, Due 5/01/29 (Mandatory Put at $100 on 5/01/05)	5,000,000	4,992,700
Matagorda County, Texas Navigational District Number 1 PCR Refunding - AEP Texas Central Company Project, 2.15%, Due 5/01/30 (Mandatory Put at $100 on 11/01/04)	8,500,000	8,500,000
Texarkana, Texas HFC MFHR - Tanglewood Terrace Apartments Project, 5.50%, Due 6/01/29 (Putable at $100 on 6/01/05; Subject to Remarketing) (f) (h)	4,145,000	2,072,500
Waller County, Texas IDC IDR - McKesson Water Products Projects, 2.88%, Due 10/30/26 (Putable at $100 and Rate Reset Effective 11/10/04)	6,000,000	6,000,000

		21,565,200
Washington 0.5%
Chelan County, Washington Public Utility District Number 1 Consolidated Revenue, 6.25%, Due 7/01/68 (Pre-Refunded at $100 on 7/01/05)	3,000,000	3,074,610
Yakima, Washington Housing Authority Revenue - Klickitat Valley Hospital Project, 2.75%, Due 10/01/23 (Putable at $100 and Reset Effective 11/11/04) (i)	3,215,000	3,215,000

		6,289,610
Wyoming 0.3%
Albany County, Wyoming PCR - Union Pacific Railroad Company Project, 2.55%, Due 12/01/15 (Mandatory Put at $100 on 12/01/04)	850,000	849,711
Gillette, Wyoming Environmental Improvement Revenue - Black Hills Power and Light Company Project, 3.62%, Due 6/01/24 (Putable at $100 and Rate Reset Effective 11/08/04)	2,855,000	2,855,000

		3,704,711
Multiple States 3.7%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	45,000,000	45,129,150

Total Variable Rate Municipal Bonds		522,423,860
Taxable Municipal Bonds 0.6%
New Jersey 0.5%
Bayonne, New Jersey Redevelopment Agency Revenue, 4.25%, Due 5/27/05	6,000,000	6,010,500
Texas 0.1%
Wilmer-Hutchins, Texas Independent School District Tax and Revenue Notes Refunding, 5.00%, Due 3/01/05	500,000	503,219

Total Taxable Municipal Bonds		6,513,719
Municipal Money Market Funds 0.6%
Multiple States
Strong Tax-Free Money Fund (d)	$7,550,000	$7,550,000

Total Short-Term Investments (Cost $745,715,383)		741,081,894

Total Investments in Securities (Cost $1,223,060,385) 99.7%		1,207,577,868
Other Assets and Liabilities, Net 0.3%		3,023,979

Net Assets 100.0%		$1,210,601,847

SWAPS

Open Swap contracts at October 31, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Credit Protection* (expires 7/14/05)	7,000,000	0.48%	$7,000,000	$(33,539)

*	Protection against credit rating decline of American Electric Power Company, Inc.

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e)	All or a portion of security is when-issued.
(f)	Security whereby interest is being accrued or collected at a reduced rate.
(g)	See Note 2(J) of Notes to Financial Statements.
(h)	Illiquid security.
(i)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(j)	Escrowed to maturity.
(k)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy or the Fund has halted accruing income.
(l)	All or a portion of security is on loan. See Note 2(M) of Notes to Financial Statements.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

ABBREVIATIONS
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2004

	(In Thousands, Except As Noted)
	Strong Ultra Short-Term Income Fund	Strong Ultra Short-Term Municipal Income Fund
Assets:
Investments in Securities, at Value	$1,476,229	$1,200,028
Unaffiliated Issuers (Cost of $1,496,426 and $1,215,510, respectively)
Affiliated Issuers (Cost of $0 and $7,550, respectively)	—	7,550
Receivable for Securities Sold	419	1,267
Receivable for Fund Shares Sold	780	5,439
Interest and Dividends Receivable	14,263	10,918
Other Assets	289	53

Total Assets	1,491,980	1,225,255

Liabilities:
Payable for Securities Purchased	3,900	11,587
Payable for Fund Shares Redeemed	1,486	362
Payable Upon Return of Securities on Loan	57,030	—
Dividends Payable	3,766	2,514
Variation Margin Payable	167	—
Accrued Operating Expenses and Other Liabilities	469	190

Total Liabilities	66,818	14,653

Net Assets	$1,425,162	$1,210,602

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,697,863	$1,276,995
Undistributed (Accumulated) Net Investment Income (Loss)	6	4
Undistributed (Accumulated) Net Realized Gain (Loss)	(251,857)	(50,881)
Net Unrealized Appreciation/(Depreciation)	(20,850)	(15,516)

Net Assets	$1,425,162	$1,210,602

Investor Class ($ and shares in full)
Net Assets	$1,277,777,327	$881,337,295
Capital Shares Outstanding (Unlimited Number Authorized)	138,623,117	182,356,271

Net Asset Value Per Share	$9.22	$4.83

Institutional Class ($ and shares in full)
Net Assets	$59,624,462	$289,641,060
Capital Shares Outstanding (Unlimited Number Authorized)	6,472,316	59,952,929

Net Asset Value Per Share	$9.21	$4.83

Advisor Class ($ and shares in full)
Net Assets	$87,759,991	$39,623,492
Capital Shares Outstanding (Unlimited Number Authorized)	9,524,495	8,197,632

Net Asset Value Per Share	$9.21	$4.83

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2004

	(In Thousands)
	Strong Ultra Short-Term Income Fund	Strong Ultra Short-Term Municipal Income Fund
Income:
Interest	$58,333	$41,458
Dividends – Affiliated Issuers	—	102

Total Income	58,333	41,560

Expenses (Note 4):
Investment Advisory Fees	5,219	4,402
Administrative Fees	5,412	3,694
Custodian Fees	114	110
Shareholder Servicing Costs	2,890	612
12b-1 Fees	260	126
Other	1,325	962

Total Expenses before Expense Offsets	15,220	9,906
Expense Offsets	(558)	(348)

Expenses, Net	14,662	9,558

Net Investment Income (Loss)	43,671	32,002

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,107	270
Written Options	5	—
Futures Contracts	(5,241)	(59)
Swaps	(255)	398

Net Realized Gain (Loss)	(4,384)	609
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(10,887)	(12,201)
Futures Contracts	1,622	(46)
Swaps	—	(448)

Net Change in Unrealized Appreciation/Depreciation	(9,265)	(12,695)

Net Gain (Loss) on Investments	(13,649)	(12,086)

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,022	$19,916

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)
	Strong Ultra Short-Term Income Fund		Strong Ultra Short-Term Municipal Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$43,671	$66,333	$32,002	$45,791
Net Realized Gain (Loss)	(4,384)	(520)	609	(1,109)
Net Change in Unrealized Appreciation/Depreciation	(9,265)	1,336	(12,695)	794

Net Increase (Decrease) in Net Assets Resulting from Operations	30,022	67,149	19,916	45,476
Distributions:
From Net Investment Income:
Investor Class	(45,871)	(74,517)	(22,051)	(34,805)
Institutional Class	(3,704)	(9,360)	(9,053)	(12,809)
Advisor Class	(2,864)	(4,110)	(859)	(958)

Total Distributions	(52,439)	(87,987)	(31,963)	(48,572)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(906,147)	(118,254)	(825,482)	406,554

Total Increase (Decrease) in Net Assets	(928,564)	(139,092)	(837,529)	403,458
Net Assets:
Beginning of Year	2,353,726	2,492,818	2,048,131	1,644,673

End of Year	$1,425,162	$2,353,726	$1,210,602	$2,048,131

Undistributed Net Investment Income (Loss)	$6	$—	$4	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ULTRA SHORT-TERM INCOME FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.34	$9.42	$9.82	$9.88	$9.87	$9.95
Income From Investment Operations:
Net Investment Income (Loss)	0.22	0.25	0.35	0.58	0.43	0.59
Net Realized and Unrealized Gains (Losses) on Investments	(0.06)	0.01	(0.32)	(0.05)	0.01	(0.08)

Total from Investment Operations	0.16	0.26	0.03	0.53	0.44	0.51
Less Distributions:
From Net Investment Income	(0.28)	(0.34)	(0.43)	(0.59)	(0.43)	(0.59)

Total Distributions	(0.28)	(0.34)	(0.43)	(0.59)	(0.43)	(0.59)

Net Asset Value, End of Period	$9.22	$9.34	$9.42	$9.82	$9.88	$9.87

Ratios and Supplemental Data
Total Return	+1.71%	+2.77%	+0.33%	+5.47%	+4.58%	+5.24%
Net Assets, End of Period (In Millions)	$1,278	$1,994	$2,092	$2,990	$2,156	$2,208
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%	0.9%	0.8%	0.8%	0.8%*	0.8%
Ratio of Expenses to Average Net Assets	0.9%	0.8%	0.8%	0.8%	0.8%*	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.5%	2.7%	3.9%	5.8%	6.5%*	5.9%
Portfolio Turnover Rate(c)	26.2%	93.6%	49.5%	69.6%	38.4%	48.1%

STRONG ULTRA SHORT-TERM INCOME FUND — INSTITUTIONAL CLASS
	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.33	$9.41	$9.82	$9.87	$9.87	$9.89
Income From Investment Operations:
Net Investment Income (Loss)	0.24	0.29	0.36	0.62	0.46	0.32
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.01	(0.29)	(0.04)	—	(0.02)

Total from Investment Operations	0.20	0.30	0.07	0.58	0.46	0.30
Less Distributions:
From Net Investment Income	(0.32)	(0.38)	(0.48)	(0.63)	(0.46)	(0.32)

Total Distributions	(0.32)	(0.38)	(0.48)	(0.63)	(0.46)	(0.32)

Net Asset Value, End of Period	$9.21	$9.33	$9.41	$9.82	$9.87	$9.87

Ratios and Supplemental Data
Total Return	+2.19%	+3.26%	+0.71%	+6.03%	+4.76%	+3.07%
Net Assets, End of Period (In Millions)	$60	$214	$302	$784	$348	$207
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%	0.4%	0.4%	0.4%	0.4%*	0.4%*
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.4%	0.4%*	0.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%	3.2%	4.4%	6.1%	7.0%*	6.5%*
Portfolio Turnover Rate(c)	26.2%	93.6%	49.5%	69.6%	38.4%	48.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from August 31, 1999 (commencement of class) to February 29, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM INCOME FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.33	$9.41	$9.82	$9.88	$9.87	$9.89
Income From Investment Operations:
Net Investment Income (Loss)	0.20	0.24	0.34	0.55	0.41	0.27
Net Realized and Unrealized Gains (Losses) on Investments	(0.07)	(0.01)	(0.35)	(0.05)	0.01	(0.02)

Total from Investment Operations	0.13	0.23	(0.01)	0.50	0.42	0.25
Less Distributions:
From Net Investment Income	(0.25)	(0.31)	(0.40)	(0.56)	(0.41)	(0.27)

Total Distributions	(0.25)	(0.31)	(0.40)	(0.56)	(0.41)	(0.27)

Net Asset Value, End of Period	$9.21	$9.33	$9.41	$9.82	$9.88	$9.87

Ratios and Supplemental Data
Total Return	+1.45%	+2.49%	–0.06%	+5.12%	+4.35%	+2.56%
Net Assets, End of Period (In Millions)	$88	$146	$98	$82	$0 (d)	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.1%	1.1%	1.2%	1.1%*	1.1%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.1%*	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%	2.4%	3.6%	4.9%	6.2%*	5.7%*
Portfolio Turnover Rate(e)	26.2%	93.6%	49.5%	69.6%	38.4%	48.1%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.88	$4.94	$4.95	$4.96	$5.04
Income From Investment Operations:
Net Investment Income (Loss)	0.10	0.12	0.15	0.21	0.16	0.21
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	—	(0.06)	(0.01)	(0.01)	(0.08)

Total from Investment Operations	0.06	0.12	0.09	0.20	0.15	0.13
Less Distributions:
From Net Investment Income(f)	(0.10)	(0.13)	(0.15)	(0.21)	(0.16)	(0.21)

Total Distributions	(0.10)	(0.13)	(0.15)	(0.21)	(0.16)	(0.21)

Net Asset Value, End of Period	$4.83	$4.87	$4.88	$4.94	$4.95	$4.96

Ratios and Supplemental Data
Total Return	+1.30%	+2.38%	+1.99%	+4.03%	+2.97%	+2.70%
Net Assets, End of Period (In Millions)	$881	$1,401	$1,256	$1,275	$1,193	$1,792
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%	0.7%	0.7%	0.7%	0.6%*	0.6%
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.7%	0.7%	0.6%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.1%	2.4%	3.1%	4.1%	4.7%*	4.3%
Portfolio Turnover Rate(e)	72.0%	127.7%	75.6%	71.3%	36.5%	35.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	For the period from August 31, 1999 (commencement of class) to February 29, 2000.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001		Oct. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.87	$4.94	$4.95		$4.95
Income From Investment Operations:
Net Investment Income (Loss)	0.12	0.13	0.17	0.22		0.06
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.01	(0.07)	(0.01)		—

Total from Investment Operations	0.08	0.14	0.10	0.21		0.06
Less Distributions:
From Net Investment Income(c)	(0.12)	(0.14)	(0.17)	(0.22)		(0.06)

Total Distributions	(0.12)	(0.14)	(0.17)	(0.22)		(0.06)

Net Asset Value, End of Period	$4.83	$4.87	$4.87	$4.94		$4.95

Ratios and Supplemental Data
Total Return	+1.65%	+2.94%	+2.13%	+4.36%		+1.26%
Net Assets, End of Period (In Millions)	$290	$578	$360	$425		$422
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%	0.4%	0.4%	0.3%		0.3%*
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.3%		0.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.4%	2.7%	3.5%	4.5%		5.0%*
Portfolio Turnover Rate(d)	72.0%	127.7%	75.6%	71.3%		36.5%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001		Oct. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.88	$4.94	$4.94		$4.94
Income From Investment Operations:
Net Investment Income (Loss)	0.08	0.10	0.14	0.18		0.02
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	(0.01)	(0.06)	(0.00	)(f)	—

Total from Investment Operations	0.04	0.09	0.08	0.18		0.02
Less Distributions:
From Net Investment Income(c)	(0.08)	(0.10)	(0.14)	(0.18)		(0.02)

Total Distributions	(0.08)	(0.10)	(0.14)	(0.18)		(0.02)

Net Asset Value, End of Period	$4.83	$4.87	$4.88	$4.94		$4.94

Ratios and Supplemental Data
Total Return	+0.90%	+1.96%	+1.57%	+3.74%		+0.35%
Net Assets, End of Period (In Millions)	$40	$70	$28	$8		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.1%	1.1%	1.1%		1.1%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%		1.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.7%	1.9%	2.7%	3.1%		4.4%*
Portfolio Turnover Rate(d)	72.0%	127.7%	75.6%	71.3%		36.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from July 31, 2000 (commencement of class) to October 31, 2000.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from October 2, 2000 (commencement of class) to October 31, 2000.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Ultra Short-Term Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Ultra Short-Term Income Fund (a series fund of Strong Advantage Fund, Inc.)

•	Strong Ultra Short-Term Municipal Income Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

The Funds offer Investor Class, Institutional Class, and Advisor Class shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher initial investment minimums, and Advisor Class shares are available only through financial professionals.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Different pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds’ net asset values on that day. If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at October 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Ultra Short-Term Income Fund	$26,314,500	$18,524,316	1.3%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid securities equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Strong Ultra Short-Term Income Fund may invest in securities and other assets and liabilities initially expressed in foreign currencies which are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Strong Ultra Short-Term Income Fund may open forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statements of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — The Funds may enter into interest rate, credit default, securities index, commodity, currency exchange rate, and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements and may be required to post collateral to the counterparty.

(L)	Bank Loan Commitments — The Funds may acquire bank term loans under which the Funds obtain rights directly from the borrower. Such loan interests are separately enforceable by the Funds against the borrower and all payments of interest and principal are typically made directly to the Funds from the borrower. In the event that the Funds and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit.

(M)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At October 31, 2004, Strong Ultra Short-Term Income Fund had securities with a market value of $55,889,733 on loan and had received $57,030,195 in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended October 31, 2004, the securities lending income totaled $46,420.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses and, for certain distressed securities held by the Fund, the Fund enters into indemnification agreements with the trustees of those securities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(R)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

	Advisory Fees(1)	Administration Fees
		Investor Class	Institutional Class	Advisor Class
Strong Ultra Short-Term Income Fund	0.30%	0.33%	0.02%	0.33%
Strong Ultra Short-Term Municipal Income Fund	0.30%	0.33%	0.02%	0.33%

(1)	The investment advisory fees are 0.30% for assets under $4 billion, 0.275% for the next $2 billion assets, and 0.25% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and certain regulatory settlements, the Advisor has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for Strong Ultra Short-Term Income Fund and 0.010% for Strong Ultra Short-Term Municipal Income Fund from May 21, 2004 until May 21, 2005. Transfer agent and related service fees for the Investor Class are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Oct. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Ultra Short-Term Income Fund	$262,667	$2,898,060	$59,832	$79,874
Strong Ultra Short-Term Municipal Income Fund	54,872	614,922	17,704	65,006

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

4.	Expenses and Expense Offsets

For the year ended October 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Ultra Short-Term Income Fund
Investor Class	$5,047,001	$2,663,230	$476,975	$—	$63,631
Institutional Class	21,216	16,365	22,109	—	4,004
Advisor Class	343,963	210,093	35,362	260,577	569
Strong Ultra Short-Term Municipal Income Fund
Investor Class	3,454,439	455,831	73,431	—	20,376
Institutional Class	74,069	55,814	5,106	—	51
Advisor Class	165,641	100,542	7,543	125,486	148

For the year ended October 31, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Ultra Short-Term Income Fund
Investor Class	$(32,605)	$—	$—
Institutional Class	(703)	—	—
Advisor Class	(21,694)	—	—
Fund Level	(498,153)	—	(5,298)
Strong Ultra Short-Term Municipal Income Fund
Investor Class	(5,470)	—	—
Institutional Class	(484)	(136)	—
Advisor Class	(10,056)	—	—
Fund Level	(322,711)	—	(8,643)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the year.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended October 31, 2004, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Ultra Short-Term Income Fund	$109,160,247	$330,020,031	$359,302,973	$1,059,496,007
Strong Ultra Short-Term Municipal Income Fund	—	726,245,269	—	1,165,455,820

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Ultra Short-Term Income Fund	$1,496,431,505	$22,440,651	$(42,643,384)	$(20,202,733)	$5,447	$—
Strong Ultra Short-Term Municipal Income Fund	1,223,090,792	2,809,679	(18,322,603)	(15,512,924)	4,515	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2012) as of October 31, 2004, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions
Strong Ultra Short-Term Income Fund	$52,439,679	$—	$—	$(252,504,338)	$87,987,151	$—	$—
Strong Ultra Short-Term Municipal Income Fund	—	31,963,532	—	(50,105,980)	—	48,572,103	—

For corporate shareholders in the Funds, no dividend income distributed for the year ended October 31, 2004, qualified for the dividends-received deduction (unaudited).

For shareholders in the Funds, no dividend income distributed for the year ended October 31, 2004, is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund utilized $0 and $1,258,657, respectively, of their capital loss carryovers during the year ended October 31, 2004.

Net capital loss carryovers of $7,281,928 and $304,436, for Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund, respectively, are scheduled to expire in 2005.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

8.	Capital Share Transactions

	Strong Ultra Short-Term Income Fund		Strong Ultra Short-Term Municipal Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$503,267,324	$1,145,270,735	$566,058,985	$1,063,561,313
Proceeds from Reinvestment of Distributions	43,196,049	69,379,729	20,055,808	31,141,360
Payment for Shares Redeemed	(1,243,216,338)	(1,295,411,274)	(1,097,334,259)	(947,976,668)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(696,752,965)	(80,760,810)	(511,219,466)	146,726,005

INSTITUTIONAL CLASS
Proceeds from Shares Sold	47,397,968	373,825,855	207,187,383	529,446,878
Proceeds from Reinvestment of Distributions	2,875,589	7,874,914	8,894,453	11,708,629
Payment for Shares Redeemed	(202,979,335)	(468,158,186)	(500,840,530)	(322,982,097)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(152,705,778)	(86,457,417)	(284,758,694)	218,173,410

ADVISOR CLASS
Proceeds from Shares Sold	48,681,081	142,879,305	30,807,808	76,455,788
Proceeds from Reinvestment of Distributions	2,919,288	3,983,333	876,357	925,559
Payment for Shares Redeemed	(108,288,542)	(97,898,073)	(61,187,608)	(35,726,802)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(56,688,173)	48,964,565	(29,503,443)	41,654,545

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(906,146,916)	$(118,253,662)	$(825,481,603)	$406,553,960

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	54,187,259	121,906,304	116,681,323	217,899,445
Issued in Reinvestment of Distributions	4,650,565	7,383,139	4,134,818	6,379,197
Redeemed	(133,789,575)	(137,950,481)	(226,110,703)	(194,259,708)

Net Increase (Decrease) in Shares	(74,951,751)	(8,661,038)	(105,294,562)	30,018,934

INSTITUTIONAL CLASS
Sold	5,103,244	39,798,329	42,671,557	108,478,241
Issued in Reinvestment of Distributions	309,449	838,663	1,833,356	2,399,742
Redeemed	(21,836,888)	(49,877,844)	(103,146,865)	(66,199,913)

Net Increase (Decrease) in Shares	(16,424,195)	(9,240,852)	(58,641,952)	44,678,070

ADVISOR CLASS
Sold	5,251,935	15,216,830	6,340,604	15,665,360
Issued in Reinvestment of Distributions	314,398	424,240	180,648	189,665
Redeemed	(11,660,062)	(10,435,045)	(12,599,184)	(7,322,326)

Net Increase (Decrease) in Shares	(6,093,729)	5,206,025	(6,077,932)	8,532,699

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2004	Value Oct. 31, 2004	Investment Income Nov. 1, 2003- Oct. 31, 2004
Strong Ultra Short-Term Municipal Income Fund
Strong Municipal Money Market Fund	9,150,000	—	9,150,000	—	$—	$608
Strong Tax-Free Money Fund	49,540,000	627,015,000	669,005,000	7,550,000	7,550,000	101,801

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from Fund shareholders on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

12.	Special Meeting of Shareholders of Strong Ultra Short-Term Income Fund

In August 2004, the Strong Ultra Short-Term Income Fund’s Board of Directors approved the reorganization of the Strong Ultra Short-Term Income Fund into the Wells Fargo (“WF”) Ultra Short-Term Income Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

13.	Special Meeting of Shareholders of Strong Ultra Short-Term Municipal Income Fund

In August 2004, the Strong Ultra Short-Term Municipal Income Fund’s Board of Directors approved the reorganization of the Strong Ultra Short-Term Municipal Income Fund into the WF Ultra Short-Term Municipal Income Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Strong Ultra Short-Term Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund (both collectively constituting Strong Ultra Short-Term Income Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 6, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Gilbert L. Southwell III (DOB 4-13-54), Secretary of the Strong Funds since September 2004; Assistant Secretary of the Strong Funds from July 2001 to September 2004.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Secretary of the Advisor since September 2004; Assistant Secretary of the Advisor from December 2002 to September 2004; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

Gilbert L. Southwell III, Secretary

John W. Widmer, Treasurer

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT47251 12-04

AUS/WH2973 10-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Advantage Fund, Inc.	$33,051	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Advantage Fund, Inc.	$80,503	$0	$1,510	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $411,755 for 2004 and $520,843 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Advantage Fund, Inc., on behalf of the Strong Ultra Short-Term Income Fund

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 29, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: December 29, 2004